EX-10.1


                                                                  EXECUTION COPY


         SHARE EXCHANGE AND REORGANIZATION AGREEMENT, dated as of March 27, 2006 (the "AGREEMENT"), between CLEAN WATER TECHNOLOGIES, INC., a Delaware corporation ("CWTI"); and SHEERVISION, INC., a California corporation ("SHEERVISION"), and THE BENEFICIAL STOCKHOLDERS OF SHEERVISION IDENTIFIED IN SCHEDULE A HERETO (the "SHEERVISION SHAREHOLDERS").



                                  INTRODUCTION



         CWTI desires to acquire all of the issued and outstanding shares of SheerVision capital stock (the "SHEERVISION CAPITAL STOCK") solely in exchange for an aggregate of 9,525,137 shares of authorized, but theretofore unissued, shares of common stock, par value $0.001 per share, of CWTI (the "CWTI COMMON STOCK"), representing 95% of the fully diluted outstanding CWTI Common Stock giving effect to such issuance and the cancellation of any shares of CWTI Common Stock held beneficially or of record by SheerVision. The SheerVision
Shareholders desire to exchange all of their beneficially owned shares of SheerVision Capital Stock solely for shares of CWTI Common Stock in the amount set forth herein.

         Prior to the date hereof, the respective boards of directors or analogous governing body of each of CWTI and SheerVision have, and the SheerVision Shareholders have, approved and adopted this Agreement and it is the intent of the parties hereto that the transactions contemplated hereby be structured so as to qualify as a tax-free exchange under Subchapter C of the Internal Revenue Code of 1986, as amended (the "CODE"), and the provisions of this Agreement will be interpreted in a manner consistent with this intent.

         NOW,   THEREFORE,   in   consideration   of  the  premises  and  mutual
representations, warranties and covenants herein contained, the parties hereby agree as follows:

                                    ARTICLE I

                       ACQUISITION AND EXCHANGE OF SHARES

         SECTION 1.01 THE AGREEMENT. The parties hereto hereby agree that CWTI shall acquire all of the issued and outstanding shares of SheerVision Capital Stock solely in exchange for an aggregate of 9,525,137 shares of authorized, but theretofore unissued, shares of CWTI Common Stock. The parties hereto agree that at the closing of the transactions contemplated by this Agreement (the "CLOSING"): (i) SheerVision will become a wholly-owned subsidiary of CWTI subject to the conditions and provisions of Section 1.03 hereof; and (ii) CWTI will amend its certificate and articles of incorporation and other related charter and authorization documents with the relevant state authorities so as to cause the corporate name thereof to be reasonably satisfactory to SheerVision.

         SECTION 1.02 EXCHANGE OF SHARES.

         (a) At the Closing, CWTI will cause to be issued and held for delivery to the SheerVision Shareholders or their designees, stock certificates representing an aggregate of 9,525,137 shares of CWTI Common Stock, representing 95% of the fully diluted outstanding CWTI Common Stock giving effect to such issuance and the cancellation of any shares of CWTI Common Stock held beneficially or of record by SheerVision, in exchange for all of the issued and outstanding shares of SheerVision Capital Stock, which shares will be delivered to CWTI at the Closing.

         (b) The shares of CWTI Common Stock to be issued  pursuant to paragraph
(a) of this Section 1.02 will be authorized, but theretofore unissued shares of CWTI Common Stock, and will be issued to the SheerVision Shareholders or as directed thereby as set forth in Schedule 1.02(b) hereof.

         (c) All shares of CWTI Common Stock to be issued hereunder shall be deemed "RESTRICTED SECURITIES" as defined in paragraph (a) of Rule 144 under the Securities Act of 1933, as amended (the "SECURITIES ACT"), and the SheerVision Shareholders will represent in writing that they are acquiring said shares for investment purposes only and without the intent to make a further distribution of such shares. All shares of CWTI Common Stock to be issued under the terms of this Agreement shall be issued pursuant to an exemption from the registration requirements of the Securities Act, under Section 4(2) of the Securities Act and the rules and regulations promulgated thereunder. Certificates representing the shares of CWTI Common Stock to be issued hereunder shall bear a restrictive legend in substantially the following form:

                  THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE OFFERED FOR SALE, SOLD, OR OTHERWISE DISPOSED OF, EXCEPT IN COMPLIANCE WITH THE REGISTRATION PROVISIONS OF SUCH ACT OR PURSUANT TO AN EXEMPTION FROM SUCH REGISTRATION PROVISIONS, THE AVAILABILITY OF WHICH IS TO BE ESTABLISHED TO THE SATISFACTION OF THE COMPANY.

         SECTION 1.03 CLOSING. The Closing will take place at a date and time (the "CLOSING DATE") and place to be mutually agreed upon by the parties hereto, and will be subject to the provisions of Article IV of this Agreement. At the
Closing:

         (a) The SheerVision Shareholders will deliver to CWTI stock certificates or other evidences representing all of the issued and outstanding shares of SheerVision Capital Stock, duly endorsed, so as to make CWTI the holder thereof, free and clear of all liens, claims and other encumbrances;

         (b) CWTI will deliver to, or at the direction of, the SheerVision Shareholders, in accordance with Schedule 1.02(b) hereof, stock certificates representing an aggregate of 9,525,137 shares of CWTI Common Stock, which certificates will bear a standard restrictive legend in the form customarily used with restricted securities and as set forth in Section 1.02(c) above and which shares shall represent 95% of the outstanding CWTI Common Stock giving effect to the issuance


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

thereof  and  the   cancellation  of  any  shares  of  CWTI  Common  Stock  held beneficially or of record by SheerVision;

         (c) CWTI will deliver an Independent Directors' Certificate as described in Sections 4.02(a) and 4.02(b) hereof, dated the Closing Date, certifying that all representations, warranties, covenants, and conditions set forth herein by CWTI are true and correct as of, or have been fully performed and complied with by, the Closing Date; and

         (d) SheerVision will deliver an Officer's Certificate as described in Sections 4.01(a) and 4.01(b) hereof, dated the Closing Date, certifying that all representations, warranties, covenants and conditions set forth herein by SheerVision are true and correct as of, or have been fully performed and complied with by, the Closing Date;

         SECTION 1.04 APPROVAL BY BOARD OF DIRECTORS. In anticipation of this Agreement, CWTI has taken all necessary and requisite corporate and other actions, including without limitation, actions of the Board of Directors in order to approve this Agreement and all transactions contemplated hereby and in connection herewith.

         SECTION 1.05 CONSUMMATION OF TRANSACTION. If at the Closing, no condition exists which would permit any of the parties to terminate this Agreement, or a condition then exists and the party entitled to terminate because of that condition elects not to do so, then the transactions herein contemplated shall be consummated upon such date, and then and thereupon, CWTI will file any additional necessary documents that may be required by the State of Delaware, the United States of America, or otherwise.

                                   ARTICLE II

                         REPRESENTATIONS AND WARRANTIES

         SECTION 2.01 REPRESENTATIONS AND WARRANTIES OF CWTI. CWTI hereby represents and warrants to, and agrees with, SheerVision and the SheerVision Shareholders that the statements set forth in this Section 2.01 are true, correct, and complete as of the date of this Agreement, except as otherwise set forth in all forms, reports, schedules, statements and other documents required to be filed by it under the Securities Act, at least since July 1, 2001, as such documents have been amended since the time of filing thereof (collectively, including all forms, reports, schedules, statements, exhibits, and other documents filed by CWTI therewith, the "CWTI SEC Documents"):

         (a) ORGANIZATION AND QUALIFICATION. CWTI has no subsidiaries or affiliated corporation or owns any interest in any other enterprise (whether or not such enterprise is a corporation). CWTI is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware, with all requisite power and authority, and all necessary consents, authorizations, approvals, orders, licenses, certificates, and permits of and from, and declarations and filings with, all federal, state, local, and other governmental authorities and all courts and other tribunals, to own, lease, license, and use its properties and assets and to carry on the businesses in which it is now engaged and the businesses in which it contemplates engaging.



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

Other than as set forth in the CWTI SEC Documents, CWTI is duly qualified to transact the businesses in which it is engaged and is in good standing as a foreign corporation in every jurisdiction in which its ownership, leasing, licensing, or use of property or assets or the conduct of its businesses makes such qualification necessary.

         (b)  CAPITALIZATION.  The authorized  capital stock of CWTI consists of
50,000,000 shares of CWTI Common Stock, of which 1,111,837 shares are outstanding. Prior to Closing, CWTI shareholders shall approve and cause to become effective the charter amendments contemplated by this Agreement. Each of such outstanding shares of CWTI Common Stock is validly authorized, validly issued, fully paid, and nonassessable, has not been issued and is not owned or held in violation of any preemptive or similar right of stockholders. Except as disclosed in the CWTI SEC Documents, there is no commitment, plan, or arrangement to issue, and no outstanding option, warrant, or other right calling for the issuance of, any share of capital stock of CWTI or any security or other instrument convertible into, exercisable for, or exchangeable for capital stock of CWTI. CWTI SEC Documents, there is outstanding no security or other instrument convertible into, or exchangeable or exercisable for, capital stock of CWTI.

         (c) FINANCIAL CONDITION. Baumann Raymondo & Company PA ("BRC"), which has examined the financial statements of the Company, together with the related schedules and notes, for the period from September 25, 2002 through June 24, 2005, and Acquavella, Chiarelli & Shuster & Co., LLP ("ACS", and, together with BRC, the "AUDITORS"), which has examined the financial statements of the Company, together with the related schedules and notes, for the period from June 25, 2000 through September 25, 2002, in each case filed with the SEC as a part of the SEC Documents, are independent accountants within the meaning of the Securities Act, the Exchange Act, and the rules and regulations promulgated thereunder. CWTI has filed with the United States Securities and Exchange (the "SEC") true and correct copies of the following: audited balance sheets of CWTI as of June 25, 2003, 2004, and 2005; unaudited balance sheets of CWTI as of December 30, 2004 and 2005; audited statements of income, statements of stockholders' equity, and statements of cash flows of CWTI for the 52 weeks ended June 25, 2004, and June 24, 2005; and the unaudited statements of income, statements of stockholders' equity, and statements of cash flows of CWTI for the 27 weeks ended December 30, 2004 and 2005. Each such balance sheet presents fairly the financial condition, assets, liabilities, and stockholders' equity of CWTI as of its respective date; each such statement of income and statement of stockholders' equity presents fairly the results of operations of CWTI for the period indicated; and each such statement of cash flows presents fairly the information purported to be shown therein. The financial statements referred to in this Section 2.01(c) have been prepared in accordance with generally accepted accounting principles in the United States consistently applied throughout the periods involved, are in accordance with the books and records of CWTI, and complied and will comply as to form in all material respects with all applicable accounting requirements, and the rules and regulations of the SEC with respect thereto where filed. The financial statements referred to in this Section 2.01(c) contain all certifications and statements required by the SEC's Order, dated June 27, 2002, pursuant to Section 21(a)(1) of the Exchange Act (File No. 4-460), Rule 13a-14 or 15d-14 under the Exchange Act, or 18 U.S.C. Section 1350 (Sections 302 and 906 of the Sarbanes-Oxley Act of 2002) with respect to the report relating thereto. Since June 24, 2005:

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

                  (i) There has at no time been a material adverse change in the financial condition, results of operations, businesses, properties, assets, liabilities, or future prospects of CWTI.

                  (ii) CWTI has not authorized, declared, paid, or effected any dividend or liquidating or other distribution in respect of its capital stock or any direct or indirect redemption, purchase, or other acquisition of any stock of CWTI.

                  (iii) Except as set forth in the CWTI SEC Documents, the operations and businesses of CWTI have been conducted in all respects only in the ordinary course.

There is no fact known to CWTI which materially adversely affects or in the future (as far as CWTI can reasonably foresee) may materially adversely affect the financial condition, results of operations, businesses, properties, assets, liabilities, or future prospects of CWTI; provided, however, that CWTI expresses no opinion as to political or economic matters of general applicability. CWTI has made known, or caused to be made known, to the accountants or auditors who have prepared, reviewed, or audited the aforementioned consolidated financial statements all material facts and circumstances which could affect the preparation, presentation, accuracy, or completeness thereof.

         (d) TAX AND OTHER LIABILITIES. CWTI does not have any material liability of any nature, accrued or contingent, including, without limitation, liabilities for federal, state, local, or foreign taxes and penalties, interest, and additions to tax ("TAXES"), and liabilities to customers or suppliers, other than the following:

                  (i) Liabilities for which full provision has been made on the balance sheet and the notes thereto (the "LAST CWTI BALANCE SHEET") as of December 30, 2005 (the "LAST CWTI BALANCE SHEET DATE") referred to in Section 2.01(c); and

                  (ii) Other liabilities arising since the Last CWTI Balance Sheet Date and prior to Closing in the ordinary course of business (which shall not include liabilities to customers on account of defective products or services) which are not inconsistent with the representations and warranties of CWTI or any other provision of this Agreement.

Without limiting the generality of the foregoing, the amounts set up as provisions for Taxes on the Last CWTI Balance Sheet are sufficient for all accrued and unpaid Taxes of CWTI, whether or not due and payable and whether or not disputed, under tax laws, as in effect on the Last CWTI Balance Sheet Date or now in effect, for the period ended on such date and for all fiscal periods prior thereto. The execution, delivery, and performance of this Agreement by CWTI will not cause any Taxes to be payable (other than those that may possibly be payable by the SheerVision Shareholders as a result of the contribution of their shares of SheerVision Capital Stock to CWTI) or cause any lien, charge, or encumbrance to secure any Taxes to be created either immediately or upon the nonpayment of any Taxes other than on the properties or assets of the SheerVision Shareholders. The Internal Revenue Service has audited and settled or the statute of limitations has run upon all federal income tax returns of CWTI for all taxable years up to and including the taxable year ended December 31, 1998. CWTI has filed all federal, state, local, and foreign tax


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

returns required to be filed by it; has delivered to the SheerVision Shareholders a true and correct copy of each such return which was filed in the past six years; has paid (or has established on the Last CWTI Balance Sheet a reserve for) all Taxes, assessments, and other governmental charges payable or remittable by it or levied upon it or its properties, assets, income, or franchises which are due and payable; and has delivered to the SheerVision Shareholders a true and correct copy of any report as to adjustments received by it from any taxing authority during the past six years and a statement as to any litigation, governmental or other proceeding (formal or informal), or investigation pending, threatened, or in prospect with respect to any such report or the subject matter of such report.

         (e) LITIGATION AND CLAIMS. Except as described in the CWTI SEC Documents, there is no litigation, arbitration, claim, governmental or other proceeding (formal or informal), or investigation pending or, to the best of CWTI's knowledge, threatened, or in prospect (or any basis therefor known to CWTI) with respect to CWTI or any of its businesses, properties, or assets. CWTI is not affected by any present or threatened strike or other labor disturbance nor to the knowledge of CWTI, is any union attempting to represent any employee of CWTI as collective bargaining agent. CWTI is not in violation of, or in default with respect to, any law, rule, regulation, order, judgment, or decree which violation or default would have a material adverse effect on CWTI; nor is CWTI required to take any action in order to avoid such violation or default.

         (f)      PROPERTIES.

                  (i) CWTI owns no real property. CWTI has good and marketable title to all personal properties and assets material to CWTI and used in its businesses or owned by it (except real and other properties and assets material to CWTI as are held pursuant to leases or licenses described in the CWTI SEC Documents), free and clear of all liens, mortgages, security interests, pledges, charges, and encumbrances (except such as are listed in the CWTI SEC Documents).

                  (ii) Set forth in the CWTI SEC Documents are descriptions of all tangible properties and assets owned by CWTI or leased or licensed by CWTI from or to a third party (including inventory but not including Intangibles (as hereinafter defined)), and with respect to such properties and assets leased or licensed by CWTI from or to a third party, a description of such lease or license. All such properties and assets (including Intangibles) owned by CWTI are reflected on the Last CWTI Balance Sheet (except for acquisitions subsequent to the Last CWTI Balance Sheet Date and prior to the Closing Date, which are either noted in the CWTI SEC Documents or are approved in writing by SheerVision). All tangible properties and assets owned by CWTI or leased or licensed by CWTI from or to a third party are in good and usable condition (reasonable wear and tear which is not such as to affect adversely the operation of the businesses of CWTI excepted).

                  (iii) To the best of CWTI's knowledge, no real property leased or licensed by CWTI from or to a third party lies in an area which is, or will be, subject to zoning, use, or building code restrictions which would prohibit, and, to the best of CWTI's knowledge, no state of facts relating to the actions or inaction of another person or entity or his or its ownership, leasing, or licensing of any real or personal property exists or will exist which would prevent, the continued


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

effective ownership, leasing, or licensing of such real property in the businesses in which CWTI is now engaged or the businesses in which it contemplates engaging.

                  (iv) The properties and assets (including Intangibles (as hereinafter defined)) owned by CWTI (other than those leased or licensed by CWTI to a third party) or leased or licensed by CWTI from a third party constitute all such properties and assets which are necessary to the businesses of CWTI as presently conducted.

                  (v) CWTI has not caused or permitted its businesses properties, or assets to be used to generate, manufacture, refine, transport, treat, store, handle, dispose of, transfer, produce, or process any Hazardous Substance (as such term is defined in this Section 2.01(f)(v)) except in compliance with all applicable laws, rules, regulations, orders, judgments, and decrees, and has not caused or permitted the Release (as such term is defined in this Section 2.01(f)(v)) of any Hazardous Substance on or off the site of any property of CWTI. The term "HAZARDOUS SUBSTANCE" shall mean any hazardous waste, as defined by 42 U.S.C. ss.6903(5), any hazardous substance, as defined by 42 U.S.C. ss.9601(14), any pollutant or contaminant, as defined by 42 U.S.C. ss.9601(33), and all toxic substances, hazardous materials, or other chemical substances regulated by any other law, rule, or regulation. The term "RELEASE" shall have the meaning set forth in 42 U.S.C. ss.9601(22).

                  (vi) Except as set forth in the CWTI SEC Documents, (A) CWTI is in compliance in all material respects with all rules, laws and regulations relating to the use, treatment, storage and disposal of toxic substances and protection of health or the environment ("Environmental Laws") that are applicable to its business, (B) CWTI has not received notice from any governmental authority or third party of an asserted claim under Environmental Laws, which claim is required to be disclosed in the CWTI SEC Documents, (C) to the best knowledge of CWTI, CWTI is not likely to be required to make future material capital expenditures to comply with Environmental Laws, (D) no property which is owned, leased or occupied by CWTI has been designated as a Superfund site pursuant to the Comprehensive Response, Compensation, and Liability Act of 1980, as amended (42 U.S.C. ss. 9601, et seq.), or otherwise designated as a contaminated site under applicable state or local law, and (E) CWTI is not in violation of any federal or state law or regulation relating to occupational safety or health.

         (g) CONTRACTS AND OTHER INSTRUMENTS. The CWTI SEC Documents contains a true and correct statement of the information required to be contained therein regarding material contracts, agreements, instruments, leases, licenses, arrangements, or understandings with respect to CWTI. CWTI has made available to the SheerVision Shareholders (i) the certificate of incorporation (or other charter document) and by-laws of CWTI and all amendments thereto, as presently in effect, and (ii) the following: (A) true and correct copies of all material contracts, agreements, and instruments referred to in the CWTI SEC Documents;
(B) true and correct copies of all material leases and licenses referred to in the CWTI SEC Documents hereto; and (C) true and correct written descriptions of all material supply, distribution, agency, financing, or other arrangements or understandings referred to in the CWTI SEC Documents. To the best of CWTI's knowledge, neither CWTI nor (to the knowledge of CWTI) any other party to any such material contract, agreement, instrument, lease, or license is now or expects in the future to be in violation or breach of, or in default with respect to complying with, any term thereof, and each such material contract,


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agreement, instrument, lease, or license is in full force and is (to the best of
CWTI's knowledge in the case of third parties) the legal, valid, and binding obligation of the parties thereto and (subject to applicable bankruptcy, insolvency, and other laws affecting the enforceability of creditors' rights generally) is enforceable as to them in accordance with its respective terms. Each such material supply, distribution, agency, financing, or other arrangement or understanding is a valid and continuing arrangement or understanding; neither CWTI nor any other party to any such arrangement or understanding has given notice of termination or taken any action inconsistent with the continuance of such arrangement or understanding; and the execution, delivery, and performance of this Agreement will not prejudice any such arrangement or understanding in any way. CWTI enjoys peaceful and undisturbed possession under all material leases and licenses under which it is operating. CWTI is not party to, or bound by, any contract, agreement, instrument, lease, license, arrangement, or understanding, or subject to any charter or other restriction, which has had or (to the knowledge of CWTI) may in the future have a material adverse effect on the financial condition, results of operations, businesses, properties, assets, liabilities, or future prospects of CWTI. CWTI has not engaged within the last five years in, is not engaging in, and does not intend to engage in any transaction with, and has not had within the last five years, does not now have, and does not intend to have any material contract, agreement, instrument, lease, license, arrangement, or understanding with, any stockholder of CWTI, any director, officer, or employee of CWTI (except for employment agreements listed in the CWTI SEC Documents and employment and compensation arrangements described in the CWTI SEC Documents), any relative or affiliate of any stockholder of CWTI or of any such director, officer, or employee, or any other corporation or enterprise in which any stockholder of CWTI, any such director, officer, or employee, or any such relative or affiliate then had or now has a 5% or greater equity or voting or other substantial interest, other than those listed and so specified in the CWTI SEC Documents. The stock ledgers and stock transfer books relating to all issuances and transfers of stock by CWTI and the minute book records of CWTI and all proceedings of the stockholders and the Board of Directors and committees thereof of CWTI since their respective incorporations made available to counsel to SheerVision and the SheerVision Shareholders are the original stock ledgers and stock transfer books and minute book records of CWTI or exact copies thereof. CWTI is not in violation or breach of, or in default with respect to, any term of its certificate of incorporation (or other charter document) or by-laws.

         (h)      EMPLOYEES.

                  (i) CWTI does not have, or contribute to, any pension, profit-sharing, option, other incentive plan, or any other type of Employee Benefit Plan (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")), or have any obligation to or customary arrangement with employees for bonuses, incentive compensation, vacations, severance pay, sick pay, sick leave, insurance, service award, relocation, disability, tuition refund, or other benefits, whether oral or written, except as set forth in the CWTI SEC Documents. CWTI has made available to SheerVision and the SheerVision Shareholders: (A) true and correct copies of all documents evidencing plans, obligations, or arrangements referred to in the CWTI SEC Documents (or true and correct written summaries, so initialed, of such plans, obligations, or arrangements to the extent not evidenced by documents) and true and correct copies, so initialed, of all documents evidencing trusts, summary plan descriptions, and any other summaries or descriptions relating to any such plans; (B) the two most recent annual reports (Form

5500's), if any, including all schedules thereto and the most recent annual and periodic accounting of related plan assets with respect to each Employee Benefit Plan; (C) the two most recent actuarial valuations with respect to each Pension Plan (as defined in Section 3(2) of ERISA) subject to Title IV of ERISA; and (D) the most recent determination letter issued by the Internal Revenue Service with respect to each Pension Plan.

                  (ii) If any Employee Benefit Plan of CWTI were to be terminated on the day prior to Closing Date, (A) no liability under Title IV of ERISA would be incurred by CWTI or SheerVision and (B) all Accrued Benefits (as defined in this Section 2.01(h)(ii)) to such day prior to the Closing Date (whether or not vested) would be fully funded in accordance with the assumptions contained in the regulations of the Pension Benefit Guaranty Corporation governing the funding of terminated defined benefit plans. For purposes hereof, "ACCRUED BENEFITS" shall include the value of disability, pre-retirement, death benefits, and all supplements, subsidized, ancillary, and optional forms of benefits. All Accrued Liabilities (for contributions or otherwise) (as defined in this Section 2.01(h)(ii)) of CWTI as of the Closing Date to each Employee Benefit Plan and with respect to each obligation to, or customary arrangement with, employees for bonuses, incentive compensation, vacations, severance pay, sick pay, sick leave, insurance, service award, relocation, disability, tuition refund, or other benefits, whether oral or written, have been paid or accrued for all periods ending prior to the Closing Date and no payment to any Employee Benefit Plan or with respect to any such obligation or arrangement since the Last CWTI Balance Sheet Date has been disproportionately large compared to prior payments. For purposes hereof, "ACCRUED LIABILITIES" shall include a pro rata contribution to each Employee Benefit Plan or with respect to each such obligation or arrangement for that portion of a plan year or other applicable period which commences prior to, and ends after, the Closing Date, and Accrued Liabilities for any portion of a plan year or other applicable period shall be determined by multiplying the liability for the entire such year or period by a fraction, the numerator of which is the number of days preceding the Closing Date in such year or period and the denominator of which is the number of days in such year or period, as the case may be.

                  (iii) There has been no violation of the reporting and disclosure requirements imposed either under ERISA or the Code for which a penalty has been or may be imposed with respect to any Employee Benefit Plan of CWTI. There has been no breach of fiduciary duty or responsibility with respect to any Employee Benefit Plan of CWTI. No Employee Benefit Plan of CWTI or related trust has any liability of any nature, accrued or contingent, including without limitation liabilities for Taxes, other than for routine payments to be made in due course to participants and beneficiaries, except as set forth in the CWTI SEC Documents. CWTI does not have any formal plan or commitment, whether or not legally binding, to create any additional or modify any existing Employee Benefit Plan or benefit obligation or arrangement described in Section 2.01(h)(i)). Each Employee Benefit Plan of CWTI which is a group health plan within the meaning of Section 5000(b)(1) of the Code is and has been maintained in full compliance with the applicable requirements of Section 4980B of the Code. Other than the health care continuation requirements of Section 4980B of the Code, CWTI does not have any obligation to provide post-retirement medical benefits or life insurance coverage or any deferred compensation benefits to any present or former employees. There is no litigation, arbitration, claim, governmental or other proceeding (formal or informal), or investigation pending, threatened, or (to the best of CWTI's knowledge) in prospect (or any basis therefor known to CWTI) with respect to any

Employee Benefit Plan of CWTI or related trust or with respect to any fiduciary, administrator, or sponsor (in its capacity as such) of any Employee Benefit Plan. No Employee Benefit Plan of CWTI or related trust and no such obligation or arrangement is in violation of, or in default with respect to, any law, rule, regulation, order, judgment, which violation or default would have a material adverse effect thereon or decree nor is CWTI, any Employee Benefit Plan of CWTI, or any related trust required to take any action in order to avoid any such violation or default. No event has occurred, or is (to the best of CWTI's knowledge) threatened or about to occur, which would constitute a prohibited transaction under Section 406 of ERISA.

                  (iv) Each Pension Plan maintained for the employees of CWTI has been qualified, from its inception, under Section 401(a) of the Code and any related trust has been an exempt trust for such period under Section 501 of the Code. Each Pension Plan has been operated in accordance with its terms. No Pension Plan which is subject to Title IV of ERISA has an accumulated or waived funding deficiency within the meaning of Section 412 of the Code. No investigation or review by the Internal Revenue Service is currently pending or (to the knowledge of CWTI) is contemplated in which the Internal Revenue Service has asserted or may assert that any Pension Plan is not qualified under Section 401(a) of the Code or that any related trust is not exempt under Section 501 of the Code. Neither CWTI, nor any organization to which CWTI is a successor or parent corporation, within the meaning of Section 4069(b) of ERISA, has divested itself of any entity maintaining or with an obligation to contribute to any Pension Plan which had an "AMOUNT OF UNFUNDED BENEFIT LIABILITIES," as defined in Section 4001(a)(18) of ERISA, at the time of such divestiture. No assessment of any federal taxes with respect to any Employee Benefit Plan of CWTI has been made or (to the knowledge of CWTI) is contemplated against CWTI, or any related trust of any Pension Plan of CWTI, and nothing has occurred which would result in the assessment of unrelated business taxable income under the Code with respect to any Employee Benefit Plan of CWTI. Form 5500's have been timely filed with respect to all Pension Plans of CWTI. No event has occurred or (to the knowledge of CWTI) is threatened or about to occur which would constitute a reportable event within the meaning of Section 4043(b) of ERISA. No notice of termination has been filed by the plan administrator pursuant to Section 4041 of ERISA or issued by the Pension Benefit Guaranty Corporation pursuant to Section 4042 of ERISA with respect to any Pension Plan of CWTI.

                  (v) CWTI does not currently contribute to, and since September 16, 1980 has not effectuated either a complete or partial withdrawal from, any multiemployer Pension Plan within the meaning of Section 3(37) of ERISA.

                  (vi) The CWTI SEC Documents contains a true and correct statement of the names, relationship with CWTI, present rates of compensation (whether in the form of salary, bonuses, commissions, or other supplemental compensation now or hereafter payable), and aggregate compensation for the fiscal year ended June 30, 2004 of (A) each director, officer, or other employee of CWTI whose aggregate compensation for the fiscal year ended June 24, 2005 exceeded US$25,000 or whose aggregate compensation presently exceeds the rate of US$25,000 per annum and (B) all sales agents, dealers, or distributors of CWTI. Since June 24, 2005, CWTI has not changed the rate of compensation of any of its directors, officers, employees, agents, dealers, or distributors, nor has any Employee Benefit Plan or program of CWTI been instituted or amended to increase benefits thereunder. There is no contract, agreement, plan, arrangement, or understanding covering any person that, individually or collectively, could give rise to the payment of any amount that would not be deductible by CWTI by reason of Section 280G of the Code.

                  (vii) CWTI has not, since at least December 30, 2004, extended or maintained credit, arranged for the extension of credit, or renewed an extension of credit, in the form of a personal loan to or for any director or executive officer (or equivalent thereof) thereof.

         (i) PATENTS, TRADEMARKS, ET CETERA. CWTI does not own or have pending, and is not licensed or otherwise permitted to use, any material patent, patent application, trademark, trademark application, service mark, copyright, copyright application, franchise, trade secret, computer program (in object or source code or otherwise), or other intangible property or asset (collectively, "INTANGIBLES"), other than as described in the CWTI SEC Documents. Each Intangible is validly issued and is currently in force and uncontested in all jurisdictions in which it is used or in which such use is contemplated. The CWTI SEC Documents contains a true and correct listing of: (i) all Intangibles which are owned (either in whole or in part), used by, or licensed to CWTI or which otherwise relate to the businesses of CWTI, and a description of each such Intangible which identifies its owner, registrant, or applicant; (ii) all contracts, agreements, instruments, leases, and licenses and identification of all parties thereto under which CWTI owns or uses any Intangible (whether or not under license from third parties), together with the identification of the owner, registrant, or applicant of each such Intangible; (iii) all contracts, agreements, instruments, leases, and licenses and identification of all parties thereto under which CWTI grants the right to use any Intangible; (iv) all validity, infringement, right-to-use, or other opinions of counsel (whether in-house or outside) which concern the validity, infringement, or enforceability of any Intangible owned or controlled by a party other than CWTI which relates to the businesses, properties, or assets of CWTI. Except as specified in the CWTI SEC Documents, to the knowledge of CWTI: (v) CWTI is the sole and exclusive owner or licensee of, and (other than those exclusively licensed by CWTI to a third party) has the right to use, all Intangibles; (vi) no Intangible is subject to any order, judgment, decree, contract, agreement, instrument, lease, or license restricting the scope of the use thereof; (vii) during the last five years, CWTI has not been charged with, and has not charged others with, unfair competition, infringement of any Intangible, or wrongful use of confidential information, trade secrets, or secret processes; and (viii) CWTI is not using any patentable invention, confidential information, trade secret, or secret process of others. There is no right under any Intangible necessary to the businesses of CWTI as presently conducted or as it contemplates conducting, except such as are so designated in the CWTI SEC Documents. Except as described in the CWTI SEC Documents, CWTI has not infringed, is not infringing, and has not received notice of infringement in respect of the Intangibles or asserted Intangibles of others, nor has CWTI been advised by counsel or others that it is infringing or may infringe the Intangibles or asserted Intangibles of others if any currently contemplated business activity is effectuated. To the knowledge of CWTI, there is no infringement by others of Intangibles of CWTI. As far as CWTI can reasonably foresee, there is no Intangible or asserted Intangible of others that may materially adversely affect the financial condition, results of operations, businesses, properties, assets, liabilities, or future prospects of CWTI. All material contracts, agreements, instruments, leases, and licenses pertaining to Intangibles to which CWTI is a party, or to which any of its businesses, properties, or assets are subject, are in compliance in all material respects with all laws, rules, regulations, orders, judgments, and decrees binding on CWTI or to which any of its businesses, properties, or assets are subject. CWTI did not register any trademark, tradename or service mark, design, or name used by CWTI to identify its products, businesses, or services. Neither any stockholder of CWTI, any director, officer, or employee of CWTI, any relative or affiliate of any stockholder of CWTI, any such director, officer, or employee, nor any other corporation or enterprise in which any stockholder of CWTI, any such director, officer, or employee, or any such relative or affiliate had or now has a 5% or greater equity or voting or other substantial interest, possesses any Intangible which relates to the businesses of CWTI.

         (j) QUESTIONABLE PAYMENTS. Neither CWTI, nor any director, officer, agent, employee, or other person associated with, or acting on behalf of, CWTI, nor any stockholder of CWTI has, directly or indirectly: used any corporate funds for unlawful contributions, gifts, entertainment, or other unlawful expenses relating to political activity; made any unlawful payment to foreign or domestic government officials or employees or to foreign or domestic political parties or campaigns from corporate funds; violated any provision of the Foreign Corrupt Practices Act of 1977, as amended; or made any bribe, rebate, payoff, influence payment, kickback, or other unlawful payment.

         (k) AUTHORITY. CWTI has all requisite power and authority to execute, deliver, and perform this Agreement. All necessary corporate proceedings of CWTI have been duly taken to authorize the execution, delivery, and performance of this Agreement thereby. This Agreement has been duly authorized, executed, and delivered by CWTI, constitutes the legal, valid, and binding obligation of CWTI, and is enforceable as to CWTI in accordance with its terms. Except as otherwise set forth in this Agreement, no consent, authorization, approval, order, license, certificate, or permit of or from, or declaration or filing with, any federal, state, local, or other governmental authority or any court or other tribunal is required by CWTI for the execution, delivery, or performance of this Agreement by CWTI. No consent of any party to any material contract, agreement, instrument, lease, license, arrangement, or understanding to which CWTI is a party, or to which it or any of its businesses, properties, or assets are subject, is required for the execution, delivery, or performance of this Agreement; and the execution, delivery, and performance of this Agreement will not violate, result in a breach of, conflict with, or (with or without the giving of notice or the passage of time or both) entitle any party to terminate or call a default under, entitle any party to receive rights or privileges that such party was not entitled to receive before this Agreement was executed under, or create any obligation on the part of CWTI to which it was not subject immediately before this Agreement was executed under, any term of any such material contract, agreement, instrument, lease, license, arrangement, or understanding, or violate or result in a breach of any term of the certificate of incorporation (or other charter document) or by-laws of CWTI, or (if the provisions of this Agreement are satisfied) violate, result in a breach of, or conflict with any law, rule, regulation, order, judgment, or decree binding on CWTI or to which any of its businesses, properties, or assets are subject, which violation or breach would have a material adverse effect on CWTI. Neither CWTI, nor any of its officers, directors, employees, or agents has employed any broker or finder or incurred any liability for any fee, commission, or other compensation payable by any person on account of alleged employment as a broker or finder, or alleged performance of services as a broker or finder, in connection with or as a result of this Agreement or the transactions contemplated hereby and in connection herewith.

         (l) STATUS OF SHARES OF CWTI COMMON STOCK TO BE ISSUED. Assuming without investigation that the shares of SheerVision Capital Stock outstanding on the Closing Date are validly authorized, validly issued, fully paid, and nonassessable, the shares of CWTI Common Stock to be issued pursuant to Section 1.02(a) hereof are validly authorized and, when the such shares of CWTI Common Stock have been duly delivered pursuant to the terms of this Agreement, such shares of CWTI Common Stock will be validly issued, fully paid, and nonassessable and will not have been issued, owned or held in violation of any preemptive or similar right of stockholder.

         (m) INSURANCE. CWTI currently maintains no insurance; however, the Company has at no time been refused any insurance coverage sought or applied for.

         (o) TRADING MATTERS. At the date hereof and at the Closing Date:

                  (i) the CWTI Common Stock is traded and quoted in the over-the-counter Bulletin Board market maintained by The Nasdaq Stock Market, Inc. (the "OTCBB");

                  (ii) CWTI has and shall have performed or satisfied all of its undertakings to, and of its obligations and requirements with, the SEC;

                  (iii) CWTI has not, and shall not have taken any action that would preclude, or otherwise jeopardize, the inclusion of the CWTI Common Stock for quotation on the OTCBB.

         (p)      REORGANIZATION.

                  (i) CWTI has not taken and has not agreed to take any action (other than actions contemplated by this Agreement) that could reasonably be expected to prevent the transactions contemplated by this Agreement from constituting a "reorganization" under section 368(b) of the Code or as an acquisition of in excess of 80% of the stock of a corporation in exchange for property under Section 351 of the Code. CWTI is not aware of any agreement, plan or other circumstance that could reasonably be expected to prevent the transactions contemplated by this Agreement from so qualifying.

                  (ii) CWTI has no plan or intention to reacquire, and, to CWTI's knowledge, no person related to CWTI within the meaning of Treasury Regulations Section 1.368-1 has a plan or intention to acquire, any of the CWTI Common Stock pursuant to Section 1.02(a) hereof.

         (q) COMPLETENESS OF DISCLOSURE. No representation or warranty by CWTI in this Agreement contains or, and at the Closing Date will contain, an untrue statement of material fact or omits or, at the Closing Date, will omit to state a material fact required to be stated therein or necessary to make the statements made not misleading.

         (r) PERIODIC REPORTING.

                  (i) The CWTI Common Stock has been registered under Section 12(g) of the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT") and CWTI is subject to the periodic reporting requirements of Section 13 of the Exchange Act. CWTI has heretofore made available to SheerVision and the SheerVision Shareholders true, complete, and correct copies of the CWTI SEC Documents. The CWTI SEC Documents, including, without limitation, any financial statements and schedules included therein, at the time filed or, if subsequently amended, as so amended, (i) did not contain any untrue statement of a material fact required to be stated therein or necessary in order to make the statements therein not misleading and (ii) complied in all respects with the applicable requirements of the Exchange Act and the applicable rules and regulations thereunder. The financial statements included in the CWTI SEC Documents complied when filed as to form in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto, have been prepared in accordance with generally accepted accounting principles in the United States, applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto or, in the case of unaudited financial statements, as permitted by the rules and regulations of the Commission) and fairly present, subject in the case of the unaudited financial statements, to customary year end audit adjustments, the financial position of CWTI as at the dates thereof and the results of its operations and cash flows.

                  (ii) The Company maintains disclosure controls and procedures required by Rule 13a-15 or 15d-15 under the Exchange Act; such controls and procedures are effective to ensure that all material information concerning the Company and its subsidiaries is made known on a timely basis to the individuals responsible for the preparation of the Company's filings with the SEC and other public disclosure documents. CWTI has made available to SheerVision copies of, all written descriptions of, and all policies, manuals and other documents promulgating, such disclosure controls and procedures. To CWTI's knowledge, each director and executive officer thereof has filed with the SEC on a timely basis all statements required by Section 16(a) of the Exchange Act and the rules and regulations thereunder since July 1, 2001. As used in this Section 2.01(r), the term "file" shall be broadly construed to include any manner in which a document or information is furnished, supplied or otherwise made available to the SEC.

                  (iii) The Chief Executive Officer and the Chief Financial Officer of CWTI have signed, and the Company has furnished to the SEC, all certifications required by Sections 302 and 906 of the Sarbanes-Oxley Act of 2002; such certifications contain no qualifications or exceptions to the matters certified therein and have not been modified or withdrawn; and neither CWTI nor any of its officers has received notice from any governmental entity questioning or challenging the accuracy, completeness, form or manner of filing or submission of such certifications.

                  (iv) CWTI has heretofore has made available to SheerVision complete and correct copies of all certifications filed with the SEC pursuant to Sections 302 and 906 of Sarbanes-Oxley Act of 2002 and hereby reaffirms, represents and warrants to SheerVision the matters and statements made in such certificates.

(S) COMPLIANCE WITH LAW AND GOVERNMENT REGULATIONS.

                  (i) CWTI is in compliance with, and is not in violation of, applicable federal, state, local or foreign statutes, laws and regulations (including without limitation, any applicable building, zoning or other law, ordinance or regulation) affecting its properties or the operation of its business. CWTI is not subject to any order, decree, judgment or other sanction of any court, administrative agency or other tribunal.

                  (ii) Each of CWTI, its directors and its senior financial officers has consulted with CWTI's independent auditors and with CWTI's outside counsel with respect to, and (to the extent applicable to CWTI) is familiar in all material respects with all of the requirements of, Sarbanes-Oxley Act of 2002. CWTI is in compliance with the provisions of such act applicable to it as of the date hereof and has implemented such programs and has taken reasonable steps, upon the advice of CWTI's independent auditors and outside counsel, respectively, to ensure CWTI's future compliance (not later than the relevant statutory and regulatory deadlines therefore) with all provisions of such act which shall become applicable thereto after the date hereof.

         (t) LEGAL PROCEEDINGS AND HISTORY. CWTI hereby represents that, to the knowledge of CWTI, no officer, director or affiliate of CWTI, has been, within the five years ending on the Closing Date, a party to any bankruptcy petition against such person or against any business of which such person was affiliated; convicted in a criminal proceeding or subject to a pending criminal proceeding (excluding traffic violations and other minor offenses); subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting their involvement in any type of business, securities or banking activities; or found by a court of competent jurisdiction in a civil action, by the SEC or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated.

         (u) MATERIAL CHANGES. Subsequent to the respective dates as of which information is given in the CWTI SEC Documents, there has not been (i) any material adverse change in the business, prospects, financial condition or results of operations of CWTI, (ii) any transaction committed to or consummated that is material to CWTI, (iii) any obligation, direct or contingent, that is material to CWTI incurred by CWTI, except such obligations as have been incurred in the ordinary course of business, (iv) any change in the capital stock or outstanding indebtedness of CWTI that is material to CWTI, (v) any dividend or distribution of any kind declared, paid, or made on the capital stock of CWTI, or (vi) any loss or damage (whether or not insured) to the property of CWTI which has a material adverse effect on the business, prospects, condition (financial or otherwise), or results of operations thereof.

         (v) STABILIZATION. CWTI has not, and no person acting on behalf thereof, has taken or will take, directly or indirectly, any action designed to, or that might reasonably be expected to cause or result in, stabilization in violation of law, or manipulation, of the price of the Common Stock.

         (w) CERTAIN LOANS. There are no outstanding loans, advances (except normal advances for business expenses in the ordinary course of business) or guarantees of indebtedness by CWTI to, or for the benefit of, any of the officers, directors, or director-nominees of CWTI or any of the members of the families of any of them.

         (x) FOUNDERS. CWTI has not incurred any liability, direct or indirect, for finders' or similar fees on behalf of or payable by CWTI or SheerVision in connection with this Agreement or any other transaction contemplated hereby.

         (y) REGISTRATION RIGHTS. No stockholder of CWTI has any right to request or require CWTI to register the sale of any shares owned by such stockholder under the Securities Act on any registration statement.

         SECTION 2.02 REPRESENTATIONS AND WARRANTIES OF SHEERVISION. SheerVision hereby represents and warrants to, and agrees with, CWTI that the statements set forth in this Section 2.02 are true, correct, and complete as of the date of this Agreement except as otherwise set forth in the corresponding numbered section of the letter, dated even date herewith, from SheerVision to CWTI (the "SHEERVISION DISCLOSURE LETTER"):

         (a)  ORGANIZATION  AND  QUALIFICATION.  Other  than  as  set  forth  in
SheerVision   Disclosure  Letter,   SheerVision  has  no  subsidiaries  (each  a
"SHEERVISION SUBSIDIARY", as applicable, and collectively, the "SHEERVISION SUBSIDIARIES") or affiliated corporation or owns any interest in any other enterprise (whether or not such enterprise is a corporation). SheerVision is a corporation duly organized, validly existing, and in good standing under the laws of the State of California, with all requisite power and authority, and all necessary consents, authorizations, approvals, orders, licenses, certificates, and permits of and from, and declarations and filings with, all federal, state, local, and other governmental authorities and all courts and other tribunals, to own, lease, license, and use its properties and assets and to carry on the businesses in which it is now engaged and the businesses in which it contemplates engaging. Other than as set forth in the SheerVision Disclosure Letter, SheerVision is duly qualified to transact the businesses in which it is engaged and is in good standing as a foreign corporation in every jurisdiction in which its ownership, leasing, licensing, or use of property or assets or the conduct of its businesses makes such qualification necessary.

         (b) CAPITALIZATION. The authorized capital stock of SheerVision consists of 2,000,000 shares of common stock, par value $0.001 per share (the "SHEERVISION COMMON STOCK"), of which 1,000,000 shares are issued and outstanding. Each share of capital stock of each SheerVision Subsidiary ("SHEERVISION SUBSIDIARY CAPITAL STOCK") is owned beneficially and of record by SheerVision. Each of the outstanding shares of SheerVision Common Stock and SheerVision Subsidiary Capital Stock is validly authorized, validly issued, fully paid, and nonassessable, has not been issued and is not owned or held in violation of any preemptive right of stockholders and by the owners set forth in the SheerVision Disclosure Letter, in each case free and clear of all liens, security interests, pledges, charges, encumbrances, stockholders' agreements, and voting trusts. Except as set forth in the Sheervision Disclosure Letter, there is no commitment, plan, or arrangement to issue, and no outstanding option, warrant, or other right calling for the issuance of, any share of SheerVision Capital Stock or SheerVision Subsidiary Capital Stock or any security or other instrument convertible into, exercisable for, or exchangeable for SheerVision Capital Stock or SheerVision Subsidiary Capital Stock.

         (c) FINANCIAL CONDITION. Miller Ellin & Company ("ME"), which has examined the financial statements of the Company, together with the related schedules and notes, for the period from September 1, 2003 through August 31, 2005, are independent accountants within the meaning of the Securities Act, the Exchange Act, and the rules and regulations promulgated thereunder. SheerVision has provided to CWTI true and correct copies of the following: audited balance sheets of SheerVision as of August 31, 2004, and 2005; unaudited balance sheets of SheerVision as of December 30, 2004 and 2005; audited statements of income, statements of stockholders' equity, and statements of cash flows of SheerVision for the years ended August 31, 2004, and 2005; and the unaudited statements of income, statements of stockholders' equity, and statements of cash flows of SheerVision for the four months ended December 31, 2004 and 2005. Each such balance sheet presents fairly the financial condition, assets, liabilities, and stockholders' equity of SheerVision as of its respective date; each such statement of income and statement of stockholders' equity presents fairly the results of operations of SheerVision for the period indicated; and each such statement of cash flows presents fairly the information purported to be shown therein. The financial statements referred to in this Section 2.01(c) will have been prepared in accordance with generally accepted accounting principles in the United States consistently applied throughout the periods involved, are in accordance with the books and records of SheerVision, and complied and will comply in all material respects with all applicable accounting requirements. Since December 31, 2005:

                  (i) There has at no time been a material adverse change in the financial condition, results of operations, businesses, properties, assets, liabilities, or future prospects of SheerVision.

                  (ii) SheerVision has not authorized, declared, paid, or effected any dividend or liquidating or other distribution in respect of its capital stock or any direct or indirect redemption, purchase, or other acquisition of any stock of SheerVision.

                  (iii) The operations and businesses of SheerVision have been conducted in all respects only in the ordinary course, except as described in the SheerVision Disclosure Letter.

There is no fact known to SheerVision which materially adversely affects or in the future (as far as SheerVision can reasonably foresee) may materially adversely affect the financial condition, results of operations, businesses, properties, assets, liabilities, or future prospects of SheerVision; provided, however, that SheerVision expresses no opinion as to political or economic matters of general applicability. SheerVision has made known, or caused to be made known, to the accountants or auditors who have prepared, reviewed, or audited the aforementioned consolidated financial statements all material facts and circumstances which could affect the preparation, presentation, accuracy, or completeness thereof.

         (d) TAX AND OTHER LIABILITIES. Neither SheerVision nor any SheerVision Subsidiary has any material liability of any nature, accrued or contingent, including, without limitation, liabilities for Taxes, and liabilities to customers or suppliers, other than the following:

                  (i) Liabilities for which full provision has been made on the balance sheet and the notes thereto (the "LAST SHEERVISION BALANCE SHEET") as of December 31, 2005 (the "LAST SHEERVISION BALANCE SHEET DATE") referred to in
Section 2.02(c); and

                  (ii) Other liabilities arising since the Last SheerVision Balance Sheet Date and prior to the Closing Date in the ordinary course of business (which shall not include liabilities to customers on account of defective products or services) or in connection with the transactions contemplated hereby or in connection herewith which are not inconsistent with the representations and warranties of SheerVision or any other provision of this Agreement.

Without limiting the generality of the foregoing, the amounts set up as provisions for Taxes on the Last SheerVision Balance Sheet are sufficient for all accrued and unpaid Taxes of SheerVision and the SheerVision Subsidiaries, whether or not due and payable and whether or not disputed, under tax laws, as in effect on the Last SheerVision Balance Sheet Date or now in effect, for the period ended on such date and for all fiscal periods prior thereto. The execution, delivery, and performance of this Agreement by SheerVision will not cause any Taxes to be payable other than by the stockholders of SheerVision or cause any lien, charge, or encumbrance to secure any Taxes to be created either immediately or upon the nonpayment of any Taxes other than on the properties or assets of the stockholders of SheerVision. Neither SheerVision nor any SheerVision Subsidiary has been required to file any tax returns by any overseas tax authorities or required to pay any taxes, assessments, and other governmental charges payable or remittable by it or levied upon it or its properties, assets, income, or franchises which are due and payable. Neither SheerVision nor any SheerVision Subsidiary is subject to any litigation, governmental or other proceeding (formal or informal), or investigation pending, threatened, or in prospect with respect to any such report or the subject matter of such report.

         (e) LITIGATION AND CLAIMS. There is no litigation, arbitration, claim, governmental or other proceeding (formal or informal), or investigation pending, threatened, or, to the best of SheerVision's knowledge, in prospect (or any basis therefor known to SheerVision), with respect to SheerVision, any SheerVision Subsidiary, or any of their respective businesses, properties, or assets, except as described in the SheerVision Disclosure Letter. Neither SheerVision nor any SheerVision Subsidiary is affected by any present or threatened strike or other labor disturbance nor to the knowledge of SheerVision is any union attempting to represent any employee of SheerVision or any SheerVision Subsidiary as collective bargaining agent. Neither SheerVision nor any SheerVision Subsidiary is in violation of, or in default with respect to, any law, rule, regulation, order, judgment, or decree which violation or default would have a material adverse effect upon SheerVision or such SheerVision Subsidiary; nor is SheerVision or any SheerVision Sunsidiary required to take any action in order to avoid such violation or default.

         (f) PROPERTIES.

                  (i) Neither SheerVision nor any SheerVision Subsidiary owns any legal or equitable interest in any real property. SheerVision and each SheerVision Subsidiary has good and marketable title to all other properties and assets material thereto, used in its respective business or owned by it (except real and other properties and assets as are held pursuant to leases or licenses described in the SheerVision Disclosure Letter), free and clear of all liens, mortgages, security interests, pledges, charges, and encumbrances (except such as are listed in the SheerVision Disclosure Letter).

                  (ii) All accounts and notes receivable reflected on the Last SheerVision Balance Sheet, or arising since the Last SheerVision Balance Sheet Date, have been collected, or are and will be good and collectible, in each case at the aggregate recorded amounts thereof without right of recourse, defense, deduction, return of goods, counterclaim, offset, or set off on the part of the obligor, and, if not collected, can reasonably be anticipated to be paid within 180 days of the date incurred.

                  (iii) Set forth in the SheerVision Disclosure Letter is a true and complete list of all tangible properties and assets owned by SheerVision or leased or licensed by SheerVision from or to a third party (including inventory but not including Intangibles (as hereinafter defined)), and with respect to such properties and assets leased or licensed by SheerVision from or to a third party, a description of such lease or license. All such properties and assets (including Intangibles) owned by SheerVision are reflected on the Last
SheerVision Balance Sheet (except for acquisitions subsequent to the Last SheerVision Balance Sheet Date and prior to the Closing Date, which are either noted in the SheerVision Disclosure Letter or are approved in writing by SheerVision). All tangible properties and assets owned by SheerVision or leased or licensed by SheerVision from or to a third party are in good and usable condition (reasonable wear and tear which is not such as to affect adversely the operation of the businesses of SheerVision excepted).

                  (iv) To the best of SheerVision's knowledge, no real property owned by SheerVision or any SheerVision Subsidiary or leased or licensed by SheerVision or any SheerVision Subsidiary from or to a third party lies in an area which is, or will be, subject to zoning, use, or building code restrictions which would prohibit, and, to the best of SheerVision's knowledge, no state of facts relating to the actions or inaction of another person or entity or his or its ownership, leasing, or licensing of any real or personal property exists or will exist which would prevent, the continued effective ownership, leasing, or licensing of such real property in the businesses in which SheerVision or such SheerVision Subsidiary is now engaged or the businesses in which it contemplates engaging.

                  (iv) The properties and assets (including Intangibles) owned by SheerVision or the SheerVision Subsidiaries (other than those leased or licensed by SheerVision or any SheerVision Subsidiary to a third party) or leased or licensed by SheerVision or any SheerVision Subsidiary from a third party constitute all such properties and assets which are necessary to the business of SheerVision and the SheerVision Subsidiaries taken as a whole as presently conducted or as they contemplate conducting.

                  (v) SheerVision has not caused or permitted its businesses properties, or assets to be used to generate, manufacture, refine, transport, treat, store, handle, dispose of, transfer, produce, or process any Hazardous Substance except in compliance with all applicable laws, rules, regulations, orders, judgments, and decrees, and has not caused or permitted the Release of any Hazardous Substance on or off the site of any property of SheerVision.

                  (vi) Except as set forth in the SheerVision Disclosure Letter,
(A) SheerVision is in compliance in all material respects with all Environmental Laws that are applicable to its business, (B) SheerVision has not received notice from any governmental authority or third party of an asserted claim under Environmental Laws, which claim is required to be disclosed in the

SheerVision Disclosure Letter, (C) to the best knowledge of SheerVision, SheerVision is not likely to be required to make future material capital expenditures to comply with Environmental Laws, (D) no property which is owned, leased or occupied by SheerVision has been designated as a Superfund site pursuant to the Comprehensive Response, Compensation, and Liability Act of 1980, as amended (42 U.S.C. ss. 9601, et seq.), or otherwise designated as a contaminated site under applicable state or local law, and (E) SheerVision is not in violation of any federal or state law or regulation relating to occupational safety or health.

         (g) CONTRACTS AND OTHER INSTRUMENTS. The SheerVision Disclosure Letter contains a true and correct statement of the information required to be contained therein regarding material contracts, agreements, instruments, leases, licenses, arrangements, or understandings with respect to SheerVision and the SheerVision Subsidiaries taken as a whole. SheerVision has furnished to CWTI:
(i) the certificate of incorporation and by-laws of SheerVision and each SheerVision Subsidiary (or, in each case, the comparable charter documents, if any, under applicable law) and all amendments thereto, as presently in effect, certified by the Secretary thereof or an authorized signatory thereof and (ii) the following: (A) true and correct copies of all material contracts, agreements, and instruments referred to in the SheerVision Disclosure Letter;
(B) true and correct copies of all material leases and licenses referred to in the SheerVision Disclosure Letter; and (C) true and correct written descriptions of all material supply, distribution, agency, financing, or other arrangements or understandings referred to in the SheerVision Disclosure Letter. Except as set forth in Section the SheerVision Disclosure Letter, neither SheerVision nor any SheerVision Subsidiary is party to any employment agreement with any employee thereof. To the best of SheerVision's knowledge, none of SheerVision, any SheerVision Subsidiary, or any other party to any such contract, agreement, instrument, lease, or license is now or expects in the future to be in violation or breach of, or in default with respect to complying with, any term thereof, and each such material contract, agreement, instrument, lease, or license is in full force and is (to the best of SheerVision's knowledge in the case of third parties) the legal, valid, and binding obligation of the parties thereto and (subject to applicable bankruptcy, insolvency, and other laws affecting the enforceability of creditors' rights generally) is enforceable as to them in accordance with its terms. Each such material supply, distribution, agency, financing, or other arrangement or understanding is a valid and continuing arrangement or understanding; none of SheerVision, any SheerVision Subsidiary, or any other party to any such arrangement or understanding has given notice of termination or taken any action inconsistent with the continuance of such arrangement or understanding; and the execution, delivery, and performance of this Agreement will not prejudice any such arrangement or understanding in any way. SheerVision and each SheerVision Subsidiary enjoys peaceful and undisturbed possession under all leases and licenses under which it is operating. Neither SheerVision nor any SheerVision Subsidiary is party to, or bound by, any contract, agreement, instrument, lease, license, arrangement, or understanding, or subject to any charter or other restriction, which has had or, to the best of SheerVision's knowledge, may in the future have a material adverse effect on the financial condition, results of operations, businesses, properties, assets, liabilities, or future prospects of SheerVision and the SheerVision Subsidiaries taken as whole, and, following the consummation of the transactions contemplated hereby, CWTI. Neither SheerVision nor any SheerVision Subsidiary has engaged within the last five years in, is engaging in, or intends to engage in any transaction with, or has had within the last five years, now has, or intends to have any contract, agreement, instrument, lease, license, arrangement, or understanding with, any stockholder of SheerVision, any director, officer, or employee of SheerVision or any SheerVision Subsidiary (except for employment agreements listed in the SheerVision Disclosure Letter and employment and compensation arrangements described in the SheerVision Disclosure Letter), any relative or affiliate of any stockholder of SheerVision, any such director, officer, or employee, or any other corporation or enterprise in which any stockholder of SheerVision, any such director, officer, or employee, or any such relative or affiliate then had or now has a 5% or greater equity or voting or other substantial interest, other than those listed and so specified in the SheerVision Disclosure Letter. The stock ledgers and stock transfer books and the minute book records of SheerVision and each SheerVision Subsidiary relating to all issuances and transfers of stock by SheerVision and the SheerVision Subsidiaries and all proceedings of the stockholders and the Board of Directors and committees thereof of SheerVision and each SheerVision Subsidiary since its respective incorporation made available to CWTI are the original stock ledgers and stock transfer books and minute book records thereof or exact copies thereof. Neither SheerVision nor any SheerVision Subsidiary is in violation or breach of, or in default with respect to, any term of its respective certificate of incorporation or by-laws (or the comparable charter document, if any, under applicable law).

         (h) EMPLOYEES.

                  (i) Except as set forth in the SheerVision Disclosure Letter, neither SheerVision nor any SheerVision Subsidiary has, or contributes to, any pension, profit-sharing, option, other incentive plan, or any other type of Employee Benefit Plan or has any obligation to or customary arrangement with employees for bonuses, incentive compensation, vacations, severance pay, sick pay, sick leave, insurance, service award, relocation, disability, tuition refund, or other benefits, whether oral or written, except as set forth in the SheerVision Disclosure Letter. SheerVision has furnished to CWTI true and correct copies, of all documents evidencing plans, obligations, or arrangements referred to in the SheerVision Disclosure Letter (or true and correct written summaries of such plans, obligations, or arrangements to the extent not evidenced by documents) and true and correct copies, so initialed, of all documents evidencing trusts, summary plan descriptions, and any other summaries or descriptions relating to any such plans.

                  (ii) The SheerVision Disclosure Letter contains a true and correct statement of the names, relationship with SheerVision or the relevant SheerVision Subsidiary, present rates of compensation (whether in the form of salary, bonuses, commissions, or other supplemental compensation now or hereafter payable), and aggregate compensation for the fiscal year ended August 31, 2005 of (A) each director, officer, or other employee thereof whose aggregate compensation for the fiscal year ended August 31, 2005 exceeded
US$25,000 or whose aggregate compensation presently exceeds the rate of US$25,000 per annum and (B) all sales agents, dealers, or distributors of SheerVision or any SheerVision Subsidiary. Since August 31, 2005, SheerVision has not changed the rate of compensation of any of its directors, officers, employees, agents, dealers, or distributors, nor has any Employee Benefit Plan or program of SheerVision or any SheerVision Subsidiary been instituted or amended to increase benefits thereunder.

                  (iii) There are no material controversies, including strikes, disputes, slowdowns or work stoppages, pending, or to the best of SheerVision's knowledge, threatened which involve any employees employed in connection with the business of SheerVision or the SheerVision

Subsidiaries. Each of SheerVision and the SheerVision Subsidiaries has complied and is complying in all material respects with all Laws relating to the employment of labor, including, without limitation, any provision thereof relating to wages, hours, collective bargaining, employee health, safety and welfare, and the payment of social security and similar taxes. Neither of
SheerVision nor any SheerVision Subsidiary is a party to any collective bargaining or union contract, and to the best of SheerVision's knowledge, there exists no current union organizational effort with respect to any employee of SheerVision or any SheerVision Subsidiary. Neither SheerVision nor any SheerVision Subsidiary has experienced any material labor difficulties, including, without limitation, strikes, slowdowns, or work stoppages, within the five-year period preceding the date hereof.

         (i) PATENTS, TRADEMARKS, ET CETERA. Neither SheerVision nor any SheerVision Subsidiary owns or has pending, or is licensed or otherwise permitted to use, any material Intangible, other than as described in the SheerVision Disclosure Letter. Each Intangible is validly issued and is currently in force and uncontested in all jurisdictions in which it is used or in which such use is contemplated. The SheerVision Disclosure Letter contains a true and correct listing of: (i) all Intangibles which are owned (either in whole or in part), used by, or licensed to SheerVision or any SheerVision Subsidiary or which otherwise relate to the businesses of SheerVision or any SheerVision Subsidiary, and a description of each such Intangible which identifies its owner, registrant, or applicant; (ii) all contracts, agreements, instruments, leases, and licenses and identification of all parties thereto under which SheerVision or any SheerVision Subsidiary owns or uses any Intangible (whether or not under license from third parties), together with the identification of the owner, registrant, or applicant of each such Intangible;
(iii) all contracts, agreements, instruments, leases, and licenses and identification of all parties thereto under which SheerVision or any SheerVision Subsidiary grants the right to use any Intangible; and (iv) all validity, infringement, right-to-use, or other opinions of counsel (whether in-house or outside) which concern the validity, infringement, or enforceability of any Intangible owned or controlled by a party other than SheerVision or any SheerVision Subsidiary which relates to the businesses, properties, or assets of SheerVision or any SheerVision Subsidiary. Except as specified in the SheerVision Disclosure Letter: (v) SheerVision or a SheerVision Subsidiary is the sole and exclusive owner or licensee of, and (other than those licensed by SheerVision to any SheerVision Subsidiary to a third party) has the right to use, all Intangibles; (vi) no Intangible is subject to any order, judgment, decree, contract, agreement, instrument, lease, or license restricting the scope of the use thereof; (vii) during the last five years, neither SheerVision nor any SheerVision Subsidiary has been charged with, or has charged others with, unfair competition, infringement of any Intangible, or wrongful use of confidential information, trade secrets, or secret processes; and (viii) neither SheerVision nor any SheerVision Subsidiary is using any patentable invention, confidential information, trade secret, or secret process of others. There is no right under any Intangible necessary to the businesses of SheerVision or any SheerVision Subsidiary as presently conducted or as it contemplates conducting, except such as are so designated in the SheerVision Disclosure Letter. Neither SheerVision nor any SheerVision Subsidiary has infringed, is not infringing, and has not received notice of infringement in respect of the Intangibles or asserted Intangibles of others, nor has SheerVision or any SheerVision Subsidiary been advised by counsel or others that it is infringing or may infringe the Intangibles or asserted Intangibles of others if any currently contemplated business activity is effectuated. To the knowledge of SheerVision, there is no infringement by others of Intangibles of SheerVision or any SheerVision Subsidiary. As far as SheerVision can foresee, there is no Intangible or asserted Intangible of others that may materially adversely affect the financial condition, results of operations, businesses, properties, assets, liabilities, or future prospects of SheerVision and the SheerVision Subsidiaries taken as a whole. All contracts, agreements, instruments, leases, and licenses pertaining to Intangibles to which SheerVision or any SheerVision Subsidiary is a party, or to which any of its respective businesses, properties, or assets are subject, are in compliance with all laws, rules, regulations, orders, judgments, and decrees binding on SheerVision or any SheerVision Subsidiary or to which any of its respective businesses, properties, or assets are subject. The trademarks, tradenames, and service marks used by SheerVision and the SheerVision Subsidiaires to identify, respectively, their products, businesses, and services are set forth in the SheerVision Disclosure Letter. Neither the SheerVision Shareholders, any director, officer, or employee of SheerVision or any SheerVision Subsidiary, any relative or affiliate of the SheerVision Shareholders or any such director, officer, or employee, nor any other corporation or enterprise in which the SheerVision Shareholders, any such director, officer, or employee, or any such relative or affiliate had or now has a 5% or greater equity or voting or other substantial interest, possesses any Intangible which relates to the businesses of SheerVision or any SheerVision Subsidiary.

         (j) QUESTIONABLE PAYMENTS. Neither SheerVision or any SheerVision Subsidiary, nor any director, officer, agent, employee, or other person associated with, or acting on behalf of, SheerVision or any SheerVision Subsidiary, nor the SheerVision Shareholders, has, directly or indirectly: used any corporate funds for unlawful contributions, gifts, entertainment, or other unlawful expenses relating to political activity; made any unlawful payment to foreign or domestic government officials or employees or to foreign or domestic political parties or campaigns from corporate funds; violated any provision of the Foreign Corrupt Practices Act of 1977, as amended; or made any bribe, rebate, payoff, influence payment, kickback, or other unlawful payment.

         (k) AUTHORITY. SheerVision has all requisite power and authority to execute, deliver, and perform this Agreement. All necessary corporate proceedings of SheerVision have been duly taken to authorize the execution, delivery, and performance of this Agreement by SheerVision. This Agreement has been duly authorized, executed, and delivered by SheerVision, constitutes the legal, valid, and binding obligation of SheerVision, and is enforceable as to SheerVision in accordance with its terms. Except as otherwise set forth in this Agreement, no consent, authorization, approval, order, license, certificate, or permit of or from, or declaration or filing with, any federal, state, local, or other governmental authority or any court or other tribunal is required by SheerVision for the execution, delivery, or performance of this Agreement by SheerVision. No consent of any party to any material contract, agreement, instrument, lease, license, arrangement, or understanding to which SheerVision or any SheerVision Subsidiary is a party, or to which its or any of its respective businesses, properties, or assets are subject, is required for the execution, delivery, or performance of this Agreement (except such consents referred to in the SheerVision Disclosure Letter); and the execution, delivery, and performance of this Agreement will not violate, result in a breach of, conflict with, or (with or without the giving of notice or the passage of time or both) entitle any party to terminate or call a default under, entitle any party to receive rights or privileges that such party was not entitled to receive immediately before this Agreement was executed under, or create any obligation on the part of SheerVision, any SheerVision Subsidiary, or CWTI to which it was not subject immediately before this Agreement was executed under, any term of any such material contract, agreement, instrument, lease, license, arrangement, or understanding, or violate or result in a breach of any term of the certificate of incorporation or by-laws of SheerVision or any SheerVision Subsidiary (or the comparable charter documents, if any, under applicable law), or (if the provisions of this Agreement are satisfied) violate, result in a breach of, or conflict with any law, rule, regulation, order, judgment, or decree binding on SheerVision or any SheerVision Subsidiary or to which any of its respective businesses, properties, or assets are subject. Except as set forth in the SheerVision Disclosure Letter, neither SheerVision or any SheerVision Subsidiary nor any of its officers, directors, employees, or agents has employed any broker or finder or incurred any liability for any fee, commission, or other compensation payable by any person on account of alleged employment as a broker or finder, or alleged performance of services as a broker or finder, in connection with or as a result of this Agreement or the other transactions contemplated hereby and in connection herewith.

         (l) INSURANCE. All policies of fire and other insurance against casualty and other losses and public liability insurance carried by SheerVision and the SheerVision Subsidiaries are described in the SheerVision Disclosure Letter and are in full force and effect. A full and complete copy of each such insurance policy has been provided to CWTI. All premiums in respect of such policies for which premium notices have been received have been paid in full as the same become due and payable. Neither SheerVision nor any SheerVision Subsidiary has failed to give any notice or present any claim under any insurance policy in due and timely fashion. There are no actual claims or claims threatened in writing against SheerVision or any SheerVision Subsidiary which could come within the scope of such coverage nor are any such policies currently threatened with cancellation. There are no outstanding requirements or recommendations by any insurance company that issued a policy with respect to any of the respective assets, the businesses, or operations of SheerVision or any SheerVision Subsidiary or by any Board of Fire Underwriters or other body exercising similar functions or by any governmental authority requiring or recommending any repairs or other work to be done on, or with respect to, any of the respective assets of SheerVision or any SheerVision Subsidiary or requiring or recommending any equipment or facilities to be installed on any premises from which the respective businesses of SheerVision or any SheerVision Subsidiary is conducted or in connection with any of the respective assets thereof. Neither SheerVision nor any SheerVision Subsidiary has any knowledge of any material proposed increase in applicable insurance rates or of any conditions or circumstances applicable to the respective businesses thereof that might result in such increases. No such policy is terminable by virtue of the transactions contemplated by this Agreement.

         (m) BUSINESS CONDUCTED IN NO OTHER NAME. All business of SheerVision and the SheerVision Subsidiaries has been conducted in its respective name and for its respective benefit and there are no parties related or affiliated with SheerVision or any SheerVision Subsiairy, either directly or indirectly, which are competing for the business thereof, unless otherwise set forth in the SheerVision Disclosure Letter.

         (n)  CUSTOMERS  AND  SUPPLIERS.   There  has  been  no  termination  or
cancellation of any relationship between SheerVision or by SheerVision Subsidiary and any material supplier, or any customer or group of customers which, individually or in the aggregate, represented more than five (5%) percent of the gross revenues of SheerVision taken as a whole during the year ended August 31, 2005, nor is there any reason to believe that any such terminations or cancellations of such magnitudes are pending or threatened.

         (o) Completeness of Disclosure. No representation or warranty by SheerVision in this Agreement contains, or at the Closing Date will contain, an untrue statement of material fact or omits or at the Closing Date will omit to state a material fact required to be stated therein or necessary to make the statements made not misleading.

         (p) Compliance with Law and Government Regulations. SheerVision and each SheerVision Subsidiary is in compliance in all material respects with, and is not in violation of, applicable local or foreign statutes, laws and regulations (including without limitation, any applicable building, zoning or other law, ordinance or regulation) affecting its properties or the operation of its business. Neither SheerVision nor any SheerVision Subsidiary is subject to any order, decree, judgment or other sanction of any court, administrative agency or other tribunal.

         (q) SheerVision has not, and no person acting on behalf thereof, has taken or will take, directly or indirectly, any action designed to, or that might reasonably be expected to cause or result in, stabilization in violation of law, or manipulation, of the price of the CWTI Common Stock.

         (r) There are no outstanding loans, advances (except normal advances for business expenses in the ordinary course of business) or guarantees of indebtedness by SheerVision to, or for the benefit of, any of the officers, directors, or director-nominees of SheerVision or any of the members of the families of any of them, except as disclosed in the SheerVision Disclosure Letter.

         (s) SheerVision has not incurred any liability, direct or indirect, for finders' or similar fees on behalf of or payable by SheerVision or SheerVision in connection with the Transaction Agreements or any other transaction involving SheerVision and SheerVision.

         (t) No stockholder of SheerVision has any right to request or require SheerVision to register the sale of any shares owned by such stockholder under the Securities Act on any registration statement.

         SECTION  2.03   REPRESENTATIONS   AND  WARRANTIES  OF  THE  SHEERVISION
SHAREHOLDERS. The SheerVision Shareholders hereby represents and warrants to, and agrees with, CWTI as follows:

         (a) REPRESENTATIONS AND WARRANTIES OF SHEERVISION. To the knowledge of the SheerVision Shareholders, the representations and warranties of SheerVision set forth in Section 2.02 hereof are true and correct in all material respects. Nothing has come to the attention of the SheerVision Shareholders that would lead the SheerVision Shareholders to believe that any representation or warranty of SheerVision set forth on Section 2.02 hereof is untrue or incorrect in any material respect.

         (b) AUTHORITY. SheerVision and the SheerVision Shareholders have each approved this Agreement and duly authorized the execution and delivery hereof. The SheerVision Shareholders are individuals residing in Hong Kong with full power and authority under the laws thereof to execute, deliver, and perform this Agreement and the transactions contemplated hereby and in connection herewith. The SheerVision Shareholders have reached the age of majority under applicable law.

         (c) OWNERSHIP OF SHARES. The SheerVision Shareholders own beneficially all of the shares of SheerVision Capital Stock. The SheerVision Shareholders have full power and authority to transfer such shares of SheerVision Capital Stock to CWTI under, pursuant to, and in accordance with, this Agreement, and such shares are free and clear of any liens, charges, mortgages, pledges or encumbrances and such shares are not subject to any claims as to the ownership thereof, or any rights, powers or interest therein, by any third party and are not subject to any preemptive or similar rights of stockholders.

         (d) INVESTMENT REPRESENTATIONS AND COVENANTS.

                  (i) The SheerVision Shareholders represent that they are acquiring the shares of CWTI Common Stock to be issued pursuant to Section 1.02(a) hereof for their own accounts and for investment only and not with a view to distribution or resale thereof within the meaning of such phrase as defined under the Securities Act. The SheerVision Shareholders shall not dispose of any part or all of such shares of CWTI Common Stock in violation of the provisions of the Securities Act and the rules and regulations promulgated under the Securities Act by the SEC and all applicable provisions of state securities laws and regulations.

                  (ii) The certificate or certificates representing the shares of CWTI Common Stock shall bear a legend in substantially the form set forth in Section 1.02(c) hereof.

                  (iii) The SheerVision Shareholders acknowledge being informed that the shares of CWTI Common Stock to be issued pursuant to Section 1.02(a) hereof shall be unregistered, shall be "RESTRICTED SECURITIES" as defined in paragraph (a) of Rule 144 under the Securities Act, and must be held indefinitely unless (a) they are subsequently registered under the Securities Act, or (b) an exemption from such registration is available. The SheerVision Shareholders further acknowledge that CWTI does not have an obligation to currently register such securities for the account of SheerVision Shareholders.

                  (iv) The SheerVision Shareholders acknowledge that they have been afforded access to all material information which they have requested relevant to their decision to acquire the shares of CWTI Common Stock and to ask questions of CWTI's management and that, except as set forth herein, neither CWTI nor anyone acting on behalf of CWTI has made any representations or warranties to the SheerVision Shareholders which have induced, persuaded, or stimulated the SheerVision Shareholders to acquire such shares of CWTI Common Stock.

                  (v) Either alone, or together with their investment advisor(s), the SheerVision Shareholders have the knowledge and experience in financial and business matters to be capable of evaluating the merits and risks of the prospective investment in the shares of CWTI Common Stock, and the SheerVision Shareholders are and will be able to bear the economic risk of the investment in such shares of CWTI Common Stock.

                                   ARTICLE III

                                    COVENANTS

         SECTION 3.01 COVENANTS OF CWTI. CWTI covenants and agrees that, after the date hereof and through the earlier of the Closing or the date of the termination of this Agreement pursuant to Article IV hereof (the earlier of such times, the "RELEASE TIME"), unless SheerVision will otherwise approve in writing, which approval will not be unreasonably withheld:

         (a) (i) Until the Release Time, no dividend or liquidating or other distribution or stock split shall be authorized, declared, paid, or effected by CWTI in respect of the outstanding shares of CWTI Common Stock.

                  (ii) Until the Release Time, no share of capital stock of CWTI or warrant for any such share, right to subscribe to or purchase any such share, or security convertible into, or exchangeable or exercisable for, any such share, shall be issued or sold by CWTI.

         (b) Until the Release Time, CWTI will afford the officers, directors, employees, counsel, agents, investment bankers, accountants, and other representatives of SheerVision and the SheerVision Shareholders free and full access to the plants, properties, books, and records of CWTI. CWTI will permit them to make extracts from and copies of such books and records, and will from time to time furnish SheerVision and the SheerVision Shareholders with such additional financial and operating data and other information as to the financial condition, results of operations, businesses, properties, assets, liabilities, or future prospects of CWTI as SheerVision or the SheerVision Shareholders from time to time may request. Until the Release Time, CWTI will cause the independent certified public accountants of CWTI to make available to SheerVision, its independent certified public accountants, and the SheerVision Shareholders, the work papers relating to the audits of CWTI referred to in
Section 2.01(c) of this Agreement.

         (c) Until the Release Time, CWTI will conduct its affairs, so that on the Closing Date, no representation or warranty of CWTI will be inaccurate, no covenant or agreement of CWTI will be breached, and no condition in this Agreement will remain unfulfilled by reason of the actions or omissions of CWTI. Except as otherwise consented to by SheerVision in writing, until the Release Time, CWTI will conduct its affairs in all respects only in the ordinary course.

         (d) Until the Release Time, CWTI will immediately advise SheerVision in a detailed written notice of any material fact or occurrence or any pending or threatened material occurrence of which it obtains knowledge and which (if existing and known at the date of the execution of this Agreement) would have been required to be set forth or disclosed in or pursuant to this Agreement or in the CWTI SEC Documents, which (if existing and known at any time prior to or at the Closing) would make the performance by any party of a covenant contained in this Agreement impossible or make such performance materially more difficult than in the absence of such fact or occurrence, or which (if existing and known at the time of the Closing) would cause a condition to any party's obligations under this Agreement not to be fully satisfied.

         (e) CWTI shall use its commercially reasonable efforts to insure that all confidential information which CWTI or any of its officers, directors, employees, counsel, agents, investment bankers, or accountants may now possess or may hereafter create or obtain relating to the financial condition, results of operations, businesses, properties, assets, liabilities, or future prospects of SheerVision, any affiliate of SheerVision, or any customer or supplier of SheerVision or any such affiliate shall not be published, disclosed, or made accessible by any of them to any other person or entity without the prior written consent of SheerVision, which written consent shall not be unreasonably withheld; provided, however, that the restrictions of this sentence shall not apply (i) as may otherwise be required by law, (ii) as may be necessary or appropriate in connection with the enforcement of this Agreement, or (iii) to the extent the information shall have otherwise become publicly available. CWTI shall, and shall cause all other such persons and entities to, deliver to SheerVision all tangible evidence of the confidential information relating to SheerVision, any affiliate of SheerVision, or (insofar as such confidential information was provided by, or on behalf of, SheerVision, or any such affiliate of SheerVision) any customer or supplier of any of them or any such affiliate to which the restrictions of the foregoing sentence apply immediately after the termination of this Agreement pursuant to Article IV or V hereof.

         (f) Before CWTI releases any information concerning this Agreement or any of the other transactions contemplated hereby or in connection herewith which is intended for or may result in public dissemination thereof, CWTI shall cooperate with SheerVision, shall furnish drafts of all documents or proposed oral statements to SheerVision for comment, and shall not release any such information without the written consent of SheerVision. Nothing contained herein shall prevent CWTI from releasing any information if required to do so by law.

         (g) CWTI shall not make any agreement or reach any understanding not approved in writing by SheerVision as a condition for obtaining any consent, authorization, approval, order, license, certificate, or permit required for the consummation of the transactions contemplated by this Agreement.

         (h) CWTI shall promptly prepare all required or, in the reasonable opinion of the parties hereto, appropriate Periodic Reports (as hereinafter defined) and other regulatory filings relating to this Agreement and the transactions contemplated hereby and in connection herewith. CWTI shall furnish or cause to be furnished, for inclusion in the Periodic Reports, such information about CWTI, and CWTI's security holders as may be required or as may be reasonably requested by SheerVision, and shall continue to furnish or cause to be furnished such information as is necessary to keep such information correct and complete in all material respect until the Release Time. CWTI represents and warrants that the information that it has furnished to date, taken as a whole, does not now, and will not at any time prior to the Release Time, (i) contain an untrue statement of a material fact or (ii) omit to state a material fact required to be stated therein or necessary to make the statements therein not false or misleading. CWTI shall take any action required to be taken by it under state "blue-sky," securities, or take-over laws in connection with the issuance of CWTI Common Stock pursuant to the transactions contemplated hereby and in connection herewith. The filings made by CWTI within the past six years with the SEC were, if filed under the Exchange Act, prepared in accordance with the then existing requirements of the Exchange Act and the rules and regulations thereunder and, if filed under the Securities Act, prepared in accordance with the then existing requirements of the Securities Act and the rules and regulations thereunder. Such filings when filed, and the press releases and other public statements CWTI has made subsequent to the last such filing when considered together with such filings, did not at the time of filing or issuance of the press releases or other public statements, as the case may be, and (with respect to the press releases and other public statements, when considered together with such filings) do not now (i) contain an untrue statement of a material fact or (ii) omit to state a material fact required to be stated therein or necessary to make the statements therein not false or misleading.

         (i) If, prior to the Release Time, CWTI Common Stock shall be recapitalized or reclassified or CWTI shall effect any stock dividend, stock split, or reverse stock split of CWTI Common Stock, then the shares of CWTI Common Stock to be delivered under this Agreement or upon exercise, conversion, or exchange of any security to be delivered under this Agreement or assumed by CWTI as contemplated by this Agreement shall be appropriately and equitably adjusted to the kind and amount of shares of stock and other securities and property to which the holders of such shares of CWTI Common Stock or such other security would have been entitled to receive had such stock or such other security been issued and outstanding as of the record date for determining stockholders entitled to participate in such corporate event.

         (j) CWTI shall timely prepare and file any declaration or filing necessary to comply with any transfer tax statutes that require any such filing before the Closing.

         (k) Until the Release Time, CWTI shall not, and shall not authorize or permit any officer, director, employee, counsel, agent, investment banker, accountant, or other representative of CWTI, directly or indirectly, to contemplate or enter into any transaction the effect of which may be to prohibit, restrict, or delay the consummation of the transactions contemplated by this Agreement or impair the contemplated benefits to CWTI's stockholders of the transactions contemplated by this Agreement.

         (l) (i) Following the consummation of the transactions contem-plated hereby and in connection herewith, CWTI will cause SheerVision to continue its historic business or to use a significant portion of SheerVision's historic business assets in a business, in each case within the meaning of section 1.368-1(d) of the Treasury Regulations, assuming that the assets of, and the business conducted by, SheerVision at the Closing Date constitute SheerVision's historic business assets and historic business, respectively.

                  (ii) Following the consummation of the transactions contemplated hereby and in connection herewith, CWTI will not permit SheerVision to issue additional shares that would result in CWTI losing control of SheerVision within the meaning of section 368(c) of the Code.

         (m) CWTI shall use best efforts to file, within 30 days following the Closing, with the National Association of Securities Dealers, Inc., or its affiliates, all information required by Rule 15c2-11 under the Exchange Act, if required.

         (n) As soon as practicable following the Closing, CWTI shall cause its certificate and articles of incorporation to be amended as follows: to cause the corporate name thereof to be changed to reflect the nature and character of SheerVision.

         SECTION 3.02 COVENANTS OF SHEERVISION. SheerVision covenants and agrees that, after the date hereof and through the Release Time, unless CWTI will otherwise approve in writing, which approval will not be unreasonably withheld:

         (a) Until the Release Time, no amendment will be made in the certificate of incorporation or by-laws (or, in each case, the comparable charter documents, if any, under applicable law) of SheerVision.

         (b) Until the Release Time, no dividend or liquidating or other distribution or stock split shall be authorized, declared, paid, or effected by SheerVision in respect of the outstanding shares of SheerVision Capital Stock. Until the Release Time, no direct or indirect redemption, purchase, or other acquisition shall be made by SheerVision of shares of SheerVision Capital Stock.

         (c) Until the Release Time, SheerVision will afford the officers, directors, employees, counsel, agents, investment bankers, accountants, and other representatives of CWTI and lenders, investors, and prospective lenders and investors free and full access to the plants, properties, books, and records of SheerVision, will permit them to make extracts from and copies of such books and records, and will from time to time furnish CWTI with such additional financial and operating data and other information as to the financial condition, results of operations, businesses, properties, assets, liabilities, or future prospects of SheerVision as CWTI from time to time may request. Until the Release Time, SheerVision will cause the independent certified public accountants of SheerVision to make available to CWTI and its independent certified public accountants the work papers relating to the audits of SheerVision referred to in Section 2.02(c) of this Agreement.

         (d) Until the Release Time, SheerVision will conduct its affairs so that at the Closing, no representation or warranty of SheerVision will be inaccurate in any material respect, no covenant or agreement of SheerVision will be breached, and no condition in this Agreement will remain unfulfilled by reason of the actions or omissions of SheerVision. Except as otherwise consented to by CWTI in writing, until the Release Time, SheerVision will use its best efforts to preserve the business operations of SheerVision intact, to keep available the services of its present personnel, to preserve in full force and effect the contracts, agreements, instruments, leases, licenses, arrangements, and understandings of SheerVision, and to preserve the good will of its suppliers, customers, and others having business relations with any of them. Until the Release Time, SheerVision will conduct its affairs in all respects only in the ordinary course, other than in connection with the matters referenced herein.

         (e) Until the Release Time, SheerVision will immediately advise CWTI in a detailed written notice of any material fact or occurrence or any pending or threatened material occurrence of which it obtains knowledge and which (if existing and known at the date of the execution of this Agreement) would have been required to be set forth or disclosed in or pursuant to this Agreement or the SheerVision Disclosure Letter, which (if existing and known at any time prior to or at the Closing) would make the performance by any party of a covenant contained in this Agreement impossible or make such performance materially more difficult than in the absence of such fact or occurrence, or which (if existing and known at the time of the Closing) would cause a condition to any party's obligations under this Agreement not to be fully satisfied.

         (f) SheerVision shall use its commercially reasonable efforts to insure that all confidential information which SheerVision or any of its respective officers, directors, employees, counsel, agents, investment bankers, or accountants may now possess or may hereafter create or obtain relating to the financial condition, results of operations, businesses, properties, assets, liabilities, or future prospects of CWTI, any affiliate thereof, or any customer or supplier thereof or of any such affiliate shall not be published, disclosed, or made accessible by any of them to any other person or entity at any time or used by any of them except in the ordinary course of business and for the benefit of SheerVision; provided, however, that the restrictions of this sentence shall not apply (A) after this Agreement is terminated pursuant to
Article IV or V hereof or  otherwise,  (B) as may  otherwise be required by law,
(C) as may be necessary or appropriate in connection with the enforcement of this Agreement, or (D) to the extent the information shall have otherwise become publicly available.

         (g) Before SheerVision releases any information concerning this Agreement or any of the transactions contemplated by this Agreement which is intended for, or may result in, public dissemination thereof, SheerVision shall cooperate with CWTI, shall furnish drafts of all documents or proposed oral statements to CWTI for comment, and shall not release any such information without the written consent of CWTI, which consent shall not be unreasonably withheld. Nothing contained herein shall prevent SheerVision from releasing any information if required to do so by law.

         (h) SheerVision shall not make any agreement or reach any understanding not approved in writing by CWTI as a condition for obtaining any consent, authorization, approval, order, license, certificate, or permit required for the consummation of the transactions contemplated by this Agreement.

         (i) SheerVision shall furnish, or cause to be furnished, for inclusion in the periodic and other reports of CWTI on Forms 8-K, 10-QSB, 10-KSB, 14C, 14F-1, or otherwise (such periodic and other reports, together with all financial statements, exhibits, amendments, and supplements thereto, in the form filed by CWTI with the SEC being hereinafter referred to as the "PERIODIC REPORTS"), to be filed pursuant to the Exchange Act in connection with the transactions contemplated by this Agreement, or for inclusion in CWTI's filings under state "blue-sky," securities, or take-over laws, such information about SheerVision or the SheerVision Shareholders as may be required or as may be reasonably requested by CWTI, and shall continue to furnish or cause to be furnished such information as is necessary to keep such information correct and complete in all material respect until the Release Time. SheerVision represents and warrants that the information that it has furnished to date, taken as a whole, does not now, and will not at any time prior to the Release Time, (i) contain an untrue statement of a material fact or (ii) omit to state a material fact required to be stated therein or necessary to make the statements therein not false or misleading.

         (j) SheerVision shall timely prepare and file any declaration or filing necessary to comply with any transfer tax statutes that require any such filing before the Closing.

         (k) On or prior to the Closing Date, SheerVision and the SheerVision Shareholders shall deliver to CWTI the completed SheerVision Disclosure Letter, which letter shall be correct and complete in all material respects.

         SECTION 3.03 COVENANTS OF THE SHEERVISION SHAREHOLDERS. The SheerVision Shareholders covenant and agree that, after the date hereof and through the Release Time, unless CWTI will otherwise approve in writing, which approval will not be unreasonably withheld, as follows:

         (a) The SheerVision Shareholders will use best efforts to cause SheerVision to perform each covenant thereof set forth herein on a timely basis.

         (b) Until the earlier of the Release Time, the SheerVision Shareholders shall take no action the result of which shall be to cause SheerVision to make any amendment in the certificate of incorporation or by-laws (or, in each case, the comparable charter documents, if any, under applicable law) thereof.

         (c) Before the SheerVision Shareholders release any information concerning this Agreement or any of the transactions contemplated by this Agreement which is intended for, or may result in, public dissemination thereof, the SheerVision Shareholders shall cooperate with CWTI, shall furnish drafts of all documents or proposed oral statements to CWTI for comment, and shall not release any such information without the written consent of CWTI, which consent shall not be unreasonably withheld. Nothing contained herein shall prevent the SheerVision Shareholders from releasing any information if required to do so by law.

         (d) The SheerVision Shareholders shall furnish, or cause to be furnished, for inclusion in the Periodic Reports to be filed pursuant to the Exchange Act in connection with the transactions contemplated by this Agreement, or for inclusion in CWTI's filings under state "blue-sky," securities, or take-over laws, such information about SheerVision or the SheerVision Shareholders as may be required or as may be reasonably requested by CWTI, and shall continue to furnish or cause to be furnished such information as is necessary to keep such information correct and complete in all material respect until the Release Time. The SheerVision Shareholders represent and warrant that the information in writing that they have furnished to date regarding themselves, taken as a whole, do not now, and will not at any time prior to the Release Time, (i) contain an untrue statement of a material fact or (ii) omit to state a material fact required to be stated therein or necessary to make the statements therein not false or misleading.

                                   ARTICLE IV

                     CONDITIONS; ABANDONMENT AND TERMINATION

         SECTION 4.01 RIGHT OF CWTI TO ABANDON. CWTI's Board of Directors shall have the right to abandon or terminate this Agreement if any of the following conditions shall not be true or shall not have occurred, as the case may be, as of the specified date or dates:

         (a) All representations and warranties of SheerVision and the SheerVision Shareholders contained in this Agreement shall be accurate when made and, in addition, shall be accurate as of the Closing Date as though such representations and warranties were then made in exactly the same language by SheerVision or the SheerVision Shareholders, as applicable, and regardless of knowledge or lack thereof on the part of SheerVision or the SheerVision Shareholders (as applicable) or changes beyond its control; as of the Closing Date, SheerVision and the SheerVision Shareholders shall have performed and complied with all covenants and agreements and satisfied all conditions required to be performed and complied with by it at or before the Closing Date, respectively, by this Agreement; and CWTI shall have received a certificate executed by the chief executive officer and the chief financial officer of SheerVision and the SheerVision Shareholders, dated the Closing Date, to that effect.

         (b) CWTI shall have received at the Closing Date certificates executed by the chief executive officer and the chief financial officer of SheerVision and by the SheerVision Shareholders as of such dates, to the effect that they have carefully examined the Periodic Reports, and any amendment or supplement thereto, and, to the best of their knowledge, (i) neither the Periodic Reports, nor any amendment or supplement thereto (A) contains an untrue statement of a material fact or (B) omits to state a material fact required to be stated therein or necessary to make the statements therein not false or misleading, provided in each case that such untrue statement or omission relates to information furnished by or on behalf of, or pertaining to, SheerVision or the SheerVision security holder, (ii) since the date hereof, no event with respect to SheerVision or the SheerVision security holder has occurred which should have been set forth in an amendment to any Periodic Report, or a supplement to any Periodic Report which has not been set forth in such an amendment or supplement, and (iii) any contract, agreement, instrument, lease, or license regarding SheerVision required to be filed as an exhibit to any Periodic Report has been filed with the SEC as an exhibit to or has been incorporated as an exhibit by reference into such Periodic Report.

         (c) SheerVision and the SheerVision Shareholders shall have delivered to CWTI at or prior to the Closing Date such other documents (including certificates of officers of SheerVision) as CWTI may reasonably request in order to enable CWTI to determine whether the conditions to their obligations under this Agreement have been met and otherwise to carry out the provisions of this Agreement.

         (d) All actions, proceedings, instruments, and documents required by SheerVision and the SheerVision Shareholders to carry out this Agreement or incidental thereto and all other related legal matters shall be subject to the reasonable approval of counsel to CWTI, and SheerVision and the SheerVision Shareholders shall have furnished such counsel such documents as such counsel may have reasonably requested for the purpose of enabling them to pass upon such matters.

         (e) At the Closing, there shall not be pending any legal proceeding relating to, or seeking to prohibit or otherwise challenge the consummation of, the transactions contemplated by this Agreement, or to obtain substantial damages with respect thereto.

         (f) There shall not have been any action taken, or any law, rule, regulation, order, judgment, or decree proposed, promulgated, enacted, entered, enforced, or deemed applicable to the transactions contemplated by this Agreement by any federal, state, local, or other governmental authority or by any court or other tribunal, including the entry of a preliminary or permanent injunction, which, in the reasonable judgment of CWTI, (i) makes this Agreement or any of the transactions contemplated by this Agreement illegal, (ii) results in a delay in the ability of SheerVision or CWTI to consummate the transactions contemplated by this Agreement beyond May 31, 2006, (iii) requires the divestiture by CWTI of a material portion of the business of either CWTI or of SheerVision, (iv) imposes material limitations on the ability of CWTI effectively to exercise full rights of ownership of shares of SheerVision including the right to vote such shares on all matters properly presented to the SheerVision Shareholders, or (v) otherwise prohibits, restricts, or delays consummation of the transactions contemplated by this Agreement or impairs the contemplated benefits to CWTI of this Agreement or any of the other transactions contemplated by this Agreement.

         (g) The parties to this Agreement shall have obtained at or prior to the Closing Date all unconditional written approval to this Agreement and to the execution, delivery, and performance of this Agreement by each of them of relevant governmental authorities having jurisdiction over CWTI or SheerVision or the subject matter of this Agreement.

         (h) The parties to this Agreement shall have obtained at or prior to the Closing Date all consents required for the consummation of the transactions contemplated by this Agreement from any unrelated third party to any contract, agreement, instrument, lease, license, arrangement, or understanding to which any of them is a party, or to which any of them or any of their respective businesses, properties, or assets are subject.

         (i) There shall not have been any material adverse change in the condition (financial or otherwise), operations, business, assets, liabilities, earnings or prospects of SheerVision since the date hereof.

         (j) CWTI shall conduct a due diligence review of SheerVision and the SheerVision Shareholders, including, without limitation, a review of the SheerVision Disclosure Letter and the documents referenced therein delivered prior to the Closing Date, and shall be reasonably satisfied with the result of such review.

         SECTION 4.02 RIGHT OF SHEERVISION AND THE SHEERVISION SHAREHOLDERS TO ABANDON. By the election of the SheerVision Shareholders, the SheerVision Shareholders or, otherwise, SheerVision's Board of Directors shall have the right to abandon or terminate this Agreement if any of the following conditions shall not be true or shall not have occurred, as the case may be, as of the specified date or dates:

         (a) All representations and warranties of CWTI contained in this Agreement shall be accurate when made and, in addition, shall be accurate as of the Closing Date as though such representations and warranties were then made in exactly the same language by CWTI and regardless of knowledge or lack thereof on the part of CWTI or changes beyond its control; as of the Closing Date, CWTI shall have performed and complied with all covenants and agreements and satisfied all conditions required to be performed and complied with by them at or before the Closing Date by this Agreement; and SheerVision shall have received certificates executed by the independent directors of CWTI, dated the Closing Date, to that effect.

         (b) SheerVision shall have received at the Closing, certificates executed by the chief executive officer and the chief financial officer of CWTI, dated as of such dates, to the effect that they have carefully examined the Periodic Reports, and any amendment or supplement thereto, and, to the best of their knowledge, (i) neither any Periodic Report, nor any amendment or supplement thereto (A) contains an untrue statement of a material fact or (B) omits to state a material fact required to be stated therein or necessary to make the statements therein not false or misleading, provided in each case that such untrue statement or omission relates to information furnished by or on behalf of, or pertaining to, CWTI or any CWTI security holder, (ii) since the date of the filing of any Periodic Report, no event with respect to CWTI or any CWTI security holder has occurred which should have been set forth in an amendment or a supplement to such Periodic Report which has not been set forth in such an amendment or supplement, (iii) any contract, agreement, instrument, lease, or license regarding CWTI required to be filed as an exhibit to any Periodic Report has been filed as an exhibit to or has been incorporated as an exhibit by reference into such Periodic Report, and (iv) to the effect of clause
(k) of this Section 4.02.

         (c) CWTI shall have delivered to SheerVision and the SheerVision Shareholders at or prior to the Closing such other documents (including certificates of officers of CWTI) as SheerVision and the SheerVision
Shareholders may reasonably request in order to enable SheerVision and the SheerVision Shareholders to determine whether the conditions to CWTI's obligations under this Agreement have been met and otherwise to carry out the provisions of this Agreement.

         (d) All actions, proceedings, instruments, and documents required by CWTI to carry out this Agreement or incidental thereto and all other related legal matters shall be subject to the reasonable approval of counsel to SheerVision and the SheerVision Shareholders, and CWTI shall have furnished such counsel such documents as such counsel may have reasonably requested for the purpose of enabling them to pass upon such matters.

         (e) At the Closing Date, there shall not be pending any legal proceeding relating to, or seeking to prohibit or otherwise challenge the consummation of, the transactions contemplated by this Agreement, or to obtain substantial damages with respect thereto.

         (f) There shall not have been any action taken, or any law, rule, regulation, order, judgment, or decree proposed, promulgated, enacted, entered, enforced, or deemed applicable to the transactions contemplated by this Agreement by any federal, state, local, or other governmental authority or by any court or other tribunal, including the entry of a preliminary or permanent injunction, which, in the reasonable judgment of SheerVision or the SheerVision Shareholders, (i) makes this Agreement or any of the transactions contemplated by this Agreement illegal, (ii) results in a delay in the ability of CWTI or SheerVision to consummate any of the transactions contemplated by this Agreement beyond May 31, 2006, or (iii) otherwise prohibits, restricts, or delays consummation of the other transactions contemplated by this Agreement or impairs the contemplated benefits to the SheerVision Shareholders of this Agreement or any of the transactions contemplated by this Agreement.

         (g) The parties to this Agreement shall have obtained at or prior to the Closing Date all unconditional written approval to this Agreement and to the execution, delivery, and performance of this Agreement by each of them of relevant governmental authorities having jurisdiction over CWTI or SheerVision or the subject matter of this Agreement.

         (h) At or prior to the Closing Date, CWTI shall have made all filings, and taken all actions, necessary to comply with all reporting requirements under federal and state securities laws (including without limitation, applicable "blue-sky" laws with regard to the issuance of CWTI Common Stock as contemplated by this Agreement) other than the filing of Form D up to 15 days following the Closing. Without limiting the generality of the foregoing, any prescribed periods within which a "blue sky" or securities law administrator may disallow CWTI's notice of reliance on an exemption from such state's requirements, shall have elapsed at or prior to the Closing Date.

         (i) The parties to this Agreement shall have obtained at or prior to the Closing Date all consents required for the consummation of the transactions contemplated by this Agreement from any unrelated third party to any contract, agreement, instrument, lease, license, arrangement, or understanding to which any of them is a party, or to which any of them or any of their respective businesses, properties, or assets are subject.

         (j) SheerVision and the SheerVision Shareholders shall conduct a due diligence review of CWTI, including, without limitation, a review of the CWTI SEC Documents and the documents referenced therein delivered prior to the Closing Date, and same shall be satisfactory in the reasonable opinion of SheerVision and the SheerVision Shareholders.

         (k) At the Closing Date, CWTI shall have no assets and no liabilities, determined in accordance with generally accepted accounting principles in effect in the United States applied on a basis consistent with that of the financial statements of CWTI hereinabove referenced.

         (l) At or prior to the Closing Date, the officers, directors, and holders of 5% or more of the outstanding CWTI Common Stock immediately prior to such date shall have executed and delivered to SheerVision an agreement mutually acceptable in form and substance to each of such person or entity, on the one hand, and SheerVision, on the other hand, providing for restrictions on resale and a "leak-out" of securities following the Closing Date.

         SECTION 4.03  OPTIONAL  ABANDONMENT.  In addition to the  provisions of
Section 4.01 and Section 4.02 above, the transactions contemplated by this Agreement may be abandoned or terminated at or before the Closing notwithstanding adoption and approval of this Agreement and the transactions contemplated hereby by the stockholders of the parties hereto:

                  (a) by mutual agreement of the Boards of Directors of CWTI and SheerVision;

                  (b)  at  the   option  of  CWTI's   Board  of   Directors   or
         SheerVision's Board of Directors, if the Closing Date shall not have occurred on or before May 31, 2006;

                  (c) at the option of CWTI's Board of Directors, if facts exist which render impossible compliance with one or more of the conditions set forth in Section 4.01 and such are not waived by CWTI; and

         (d) at the option of SheerVision's Board of Directors or by the election of the SheerVision Shareholders if facts exist which render impossible compliance with one or more of the conditions set forth in Section 4.02 and such are not waived by SheerVision.

         SECTION 4.04 EFFECT OF ABANDONMENT. If the transactions contemplated by this Agreement are abandoned or terminated as provided for in this Article IV, except for Sections 3.01(e), 3.02(h), 4.01, 4.02 and 4.03, this Agreement shall forthwith become wholly void and of no further force or effect without liability on the part of either party to this Agreement or on the part of any officer, director, controlling person (if any), employee, counsel, agent, or stockholder thereof; provided, however, that nothing in this Section 4.04 shall release CWTI or SheerVision or any officer, director, controlling person (if any), employee, counsel, agent, or stockholder thereof from liability for a willful failure to carry out its respective obligations under this Agreement.

                                    ARTICLE V

                                  MISCELLANEOUS

         SECTION 5.01 EXPENSES. Whether or not the transactions contemplated in this Agreement are consummated, all costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby, will be paid by the party incurring such expense or as otherwise agreed to herein.

         SECTION 5.02 BROKERS AND FINDERS. Each of the parties hereto represents, as to itself, that no agent, broker, investment banker or firm or person is or will be entitled to any broker's or finder's fee or any other commission or similar fee in connection with any of the transactions contemplated by this Agreement, except as may be otherwise set forth herein or by separate document.

         SECTION 5.03 NECESSARY ACTIONS. Subject to the terms and conditions herein provided, each of the parties hereto agrees to use all reasonable efforts to take, or cause to be taken, all action and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective the transactions contemplated by this Agreement. In the event at any time after the Closing, any further action is necessary or desirable to carry out the purposes of this Agreement, the proper executive officers and/or directors of CWTI or SheerVision, as the case may be, or the relevant SheerVision Shareholders or SheerVision Shareholders will take all such necessary action.

         SECTION 5.04 EXTENSION OF TIME; WAIVERS. At any time prior to the Closing Date:

         (a) CWTI may (i) extend the time for the performance of any of the obligations or other acts of SheerVision or any SheerVision Shareholders or SheerVision Shareholders, (ii) waive any inaccuracies in the representations and warranties of SheerVision or any SheerVision Shareholders or SheerVision Shareholders, or contained herein or in any document delivered pursuant hereto by SheerVision or any SheerVision Shareholders or SheerVision Shareholders, and
(iii) waive compliance with any of the agreements or conditions contained herein to be performed by SheerVision or any SheerVision Shareholders or SheerVision Shareholders. Any agreement on the part of CWTI to any such extension or waiver will be valid only if set forth in an instrument, in writing, signed on behalf of CWTI.

         (b) SheerVision and the SheerVision Shareholders (by action of the SheerVision Shareholders), may (i) extend the time for the performance of any of the obligations or other acts of CWTI, (ii) waive any inaccuracies in the representations and warranties of CWTI contained herein or in any document delivered pursuant hereto by CWTI and (iii) waive compliance with any of the agreements or conditions contained herein to be performed by CWTI. Any agreement on the part of SheerVision and to any such extension or waiver will be valid only if set forth in an instrument, in writing, signed on behalf of SheerVision.

         SECTION 5.05 NOTICES. Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be mailed by certified mail, return receipt requested or by the most nearly comparable method if mailed from or to a location outside of the United States or by Federal Express, Express Mail, or similar overnight delivery or courier service or delivered (in person or by telecopy, telex, or similar telecommunications equipment) against receipt to the party to which it is to be given at the address of such party set forth in the introductory paragraph to this Agreement (or to such other address as the party shall have furnished in writing in accordance with the provisions of this Section 5.05. Any notice to CWTI or to SheerVision shall be addressed to the attention of the Corporate Secretary. A copy of any and all notices to SheerVision or any SheerVision Shareholder shall be delivered in accordance with this section to Reitler Brown & Rosenblatt LLC, 800 Third Avenue, 21st Floor, New York 10022, Attention: Robert Steven Brown, Esq. Any notice or other communication given by certified mail (or by such comparable method) shall be deemed given at the time of certification thereof (or comparable act), except for a notice changing a party's address which will be deemed given at the time of receipt thereof. Any notice given by other means permitted by this Section 5.05 shall be deemed given at the time of receipt thereof.

         SECTION 5.06 PARTIES IN INTEREST. This Agreement will inure to the benefit of and be binding upon the parties hereto and the respective successors and assigns. Nothing in this Agreement is intended to confer, expressly or by implication, upon any other person any rights or remedies under or by reason of this Agreement.

         SECTION 5.07 COUNTERPART. This Agreement may be executed in one or more counterparts, each of which will be deemed an original and all together will constitute one document. The delivery by facsimile of an executed counterpart of this Agreement will be deemed to be an original and will have the full force and effect of an original executed copy.

         SECTION 5.08 SEVERABILITY. The provisions of this Agreement will be deemed severable and the invalidity or unenforceability of any provision hereof will not affect the validity or enforceability of any of the other provisions hereof. If any provisions of this Agreement, or the application thereof to any person or any circumstance, is illegal, invalid or unenforceable, (a) a suitable and equitable provision will be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision, and (b) the remainder of this Agreement and the application of such provision to other persons or circumstances will not be affected by such invalidity or unenforceability, nor will such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.

         SECTION 5.09 HEADINGS. The Article and Section headings are provided herein for convenience of reference only and do not constitute a part of this Agreement and will not be deemed to limit or otherwise affect any of the provisions hereof.

         SECTION 5.10  GOVERNING LAW.

         (a) This Agreement will be deemed to be made in and in all respects will be interpreted, construed and governed by and in accordance with the law of the State of New York, without regard to the conflict of law principles thereof.

         (b) EACH OF THE PARTIES HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND OF THE FEDERAL COURTS SITTING IN THE STATE OF NEW YORK IN ALL ACTIONS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT. EACH OF THE PARTIES AGREES THAT ALL ACTIONS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT MUST BE LITIGATED EXCLUSIVELY IN ANY SUCH STATE OR, TO THE EXTENT PERMITTED BY LAW, FEDERAL COURT THAT SITS IN THE COUNTY OF NEW YORK, AND ACCORDINGLY, EACH PARTY IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT. EACH PARTY FURTHER IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 5.05. NOTHING IN THIS AGREEMENT OR ANY OTHER TRANSACTION DOCUMENT WILL AFFECT THE RIGHT OF ANY PARTY TO THIS AGREEMENT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

         (c) EACH PARTY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH OF THE PARTIES (1) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (2) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 5.10(c).

         SECTION 5.11 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All terms, conditions, representations and warranties set forth in this Agreement or in any instrument, certificate, opinion, or other writing providing for in it, will survive the Closing and the delivery of the shares of CWTI Common Stock to be issued hereunder at the Closing for a period of one year after Closing, regardless of any investigation made by or on behalf of any of the parties hereto.

         SECTION 5.12 ASSIGNABILITY. This Agreement will not be assignable by operation of law or otherwise and any attempted assignment of this Agreement in violation of this subsection will be void ab initio.

         SECTION 5.13 AMENDMENT. This Agreement may be amended with the approval of the SheerVision Shareholders and the boards of directors of each of CWTI and SheerVision at any time. This Agreement may not be amended except by an instrument, in writing, signed on behalf of each of the parties hereto.



                     [REMAINDER OF PAGE INTENTIONALLY BLANK]

         IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement in a manner legally binding upon them as of the date first above written.

                                                  CLEAN WATER TECHNOLOGIES, INC.



                                                   BY: /s/ Suzanne Lewsadder
                                                      --------------------------
                                                      NAME:  SUZANNE LEWSADDER
                                                      TITLE: CEO

ATTEST:


/s/ Jeffrey Lewsadder
------------------------------
NAME:  JEFFREY LEWSADDER
TITLE: SECRETARY



                                                  SHEERVISION, INC.



                                                  BY /s/ Jeffrey Lewsadder
                                                    ----------------------------
                                                    NAME:  JEFFREY LEWSADDER
                                                    TITLE: PRESIDENT
ATTEST:


/s/ Suzanne Lewsadder
------------------------------
NAME:  SUZANNE LEWSADDER
TITLE: CEO



                                                  SHEERVISION SHAREHOLDERS:


                                                   /s/ Suzanne Lewsadder
                                                  ------------------------------
                                                  NAME:  SUZANNE LEWSADDER

                                                   /s/ Jeffrey Lewsadder
                                                  ------------------------------
                                                  NAME:  JEFFREY LEWSADDER

                                LIST OF SCHEDULES



Schedule 1.02(b)  CWTI Common Stock Issuance Instructions

         SUSANNE LEWSADDER 4,762,569
         JEFFREY LEWSADDER 4,762,568

                              FORMS OF CERTIFICATES



Certificate of the Chief Executive Officer and Chief Financial Officer of SheerVision, Inc. pursuant to Sections 4.01(a) and (b)

Certificate of the Independent Directors of Clean Water Technologies, Inc. pursuant to Section 4.02(a) and (b)

             FORM OF CERTIFICATE OF THE CHIEF EXECUTIVE OFFICER AND
            CHIEF FINANCIAL OFFICER OF SHEERVISION, INC. PURSUANT TO
                            SECTIONS 4.01(a) AND (b)



                                   CERTIFICATE
                                     OF THE
               CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                                       OF
                                SHEERVISION, INC.

         The  undersigned   hereby  certify,   individually  and  on  behalf  of
SheerVision, Inc., a California corporation ("SHEERVISION"), and pursuant to Sections 4.02(a) and (b) of the Share Exchange and Reorganization Agreement, dated as of March 27, 2006 (the "AGREEMENT"), among the Clean Water Technologies, Inc., a Delaware corporation, SheerVision, and the holders of all of the outstanding capital stock of the Company, as follows:

         (i) the undersigned are the duly elected and duly qualified Chief Executive Officer and Chief Financial Officer, respectively, of SheerVision;

         (ii) that all representations and warranties of SheerVision contained in the Agreement were accurate when made and, in addition, are accurate as of the date hereof as though such representations and warranties were made as of the Closing in exactly the same language by SheerVision and regardless of knowledge or lack thereof on the part of SheerVision or changes beyond its control;

         (iii) as of the date hereof SheerVision has performed and complied with all covenants and agreements and satisfied all conditions required to be performed and complied with by it at or before such time by the Agreement;

         (iv) attached hereto as Annex A is a true and complete copy of the Articles of Incorporation, as amended, of SheerVision as in full force and effect at all times since July 17, 1999. No amendment or other document relating to or affecting the Articles of Incorporation, as amended, of SheerVision has been filed in the office of the Secretary of State of the State of California since August 18, 2005, and no action has been taken by SheerVision or its stockholders, directors, or officers in contemplation of the filing of any such amendment or other document or in contemplation of the merger, consolidation, sale of assets, liquidation, or dissolution of SheerVision;

         (v) attached hereto as Annex B is a true and complete copy of the By-Laws of SheerVision, as in full force and effect at all times since at least June 18, 1999, to and including the date hereof;

         (vi) attached hereto as Annex C are true and complete copies of resolutions duly adopted by the Board of Directors of SheerVision regarding the execution of this Agreement, and such resolutions have not been amended, modified, or rescinded and remain in full force and effect on the date hereof and are the only resolutions adopted relating to, among other things, the execution and filing of the Agreement;

         (vii)    the  Agreement,  as  executed,  is  substantially  in the form
                  approved  by  the  Board  of  Directors  of   SheerVision   by
                  resolution, dated November 21, 2006; and

         (viii) the undersigned has carefully examined the Periodic Reports (as defined the Agreement) and any amendment or supplement thereto with respect to the information set forth therein relating to SheerVision, and, to the best of their knowledge, solely with respect to such information relating to SheerVision, (i) neither the Periodic Reports, nor any amendment or supplement thereto (A) contains an untrue statement of a material fact or (B) omits to state a material fact required to be stated therein or necessary to make the statements therein not false or misleading, provided in each case that such untrue statement or omission relates to information furnished by or on behalf of, or pertaining to, SheerVision or the SheerVision security holder, (ii) since the date of the Agreement, no event with respect to SheerVision or any SheerVision security holder has occurred which should have been set forth in an amendment to any Periodic Report, or a supplement to any Periodic Report which has not been set forth in such an amendment or supplement, and (iii) any contract, agreement, instrument, lease, or license regarding SheerVision required to be filed as an exhibit to any Periodic Report has been filed with the SEC as an exhibit to or has been incorporated as an exhibit by reference into such Periodic Report.



                   [REMAINDER OF PAGE INTENTIONALLY LEF BLANK]

         IN WITNESS WHEREOF, we have hereunto set my hands, individually and on behalf of SheerVision, this 27 day of March.


                                                  SHEERVISION, INC.



                                                  BY:
                                                     ---------------------------
                                                     SUZANNE LEWSADDER
                                                     CHIEF EXECUTIVE OFFICER



                                                  SHEERVISION, INC.



                                                  BY:
                                                     ---------------------------
                                                     JEFFREY LEWSADDER
                                                     PRESIDENT

            FORM OF CERTIFICATE PURSUANT TO SECTIONS 4.02(a) AND (b)



                                   CERTIFICATE
                                     OF THE
                              INDEPENDENT DIRECTORS
                                       OF
                         CLEAN WATER TECHNOLOGIES, INC.

         The undersigned hereby certify, individually and on behalf of Clean Water Technologies, Inc., a Delaware corporation (the "COMPANY"), and pursuant to Section 4.02(a) of the Share Exchange and Reorganization Agreement, dated as of March 27, 2006 (the "AGREEMENT"), among the Company, SheerVision, Inc., a California corporation ("SHEERVISION"), and the holders of all of the outstanding capital stock of SheerVision, as follows:

         (i) the undersigned are duly elected and duly qualified directors, respectively, of the Company and have no pecuniary or other interest in the transactions contemplated by the Agreement;

         (ii) all representations and warranties of the Company contained in the Agreement were accurate when made and, in addition, are accurate as of the date hereof as though such representations and warranties were made as of the Closing in exactly the same language by the Company and regardless of knowledge or lack thereof on the part of the Company or changes beyond its control;

         (iii) as of the date hereof the Company has performed and complied with all covenants and agreements and satisfied all conditions required to be performed and complied with by it at or before such time by the Agreement;

         (iv) attached hereto as Annex A is a true and complete copy of the Articles of Incorporation, as amended, of the Company as in full force and effect at all times since April 17, 1986. No amendment or other document relating to or affecting the Articles of Incorporation, as amended, of the Company has been filed in the office of the Secretary of State of the State of Delaware since March 17, 2006, and no action has been taken by the Company or its stockholders, directors, or officers in contemplation of the filing of any such amendment or other document or in contemplation of the merger, consolidation, sale of assets, liquidation, or dissolution of the Company;

         (v) attached hereto as Annex B is a true and complete copy of the By-Laws of the Company, as in full force and effect at all times since at least April 20, 1986, to and including the date hereof;

         (vi) attached hereto as Annex C are true and complete copies of resolutions duly adopted by the Board of Directors of the Company regarding the execution of this Agreement, and such resolutions have not been amended, modified, or rescinded and remain in full force and effect on the date hereof and are the only resolutions adopted relating to, among other things, the execution and filing of the Agreement;

         (vii) the Agreement, as executed, is substantially in the form approved by the Board of Directors by resolution, dated March 27, 2006;

         (viii) the undersigned has carefully examined the Periodic Reports (as defined in the Agreement), and any amendment or supplement thereto, and, to the best of their knowledge, (i) neither any Periodic Report, nor any amendment or supplement thereto (A) contains an untrue statement of a material fact or (B) omits to state a material fact required to be stated therein or necessary to make the statements therein not false or misleading, provided in each case that such untrue statement or omission relates to information furnished by or on behalf of, or pertaining to, CWTI or any CWTI security holder, (ii) since the date of the filing of any Periodic Report, no event with respect to CWTI or any CWTI security holder has occurred which should have been set forth in an amendment or a supplement to such Periodic Report which has not been set forth in such an amendment or supplement, (iii) any contract, agreement, instrument, lease, or license regarding CWTI required to be filed as an exhibit to any Periodic Report has been filed as an exhibit to or has been incorporated as an exhibit by reference into such Periodic Report, and (iv) at the date hereof, the Company has no assets or liabilities, determined in accordance with generally accepted accounting principles in effect in the United States applied on a basis consistent with that of the financial statements of the Company.



                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, we have hereunto set my hands, individually and on behalf of the Company, this 27th day of March, 2006.



                                                 -------------------------------
                                                 SHARON BIDDLE





                                                 -------------------------------
                                                 SHEMI HART





                                                 -------------------------------
                                                 DAVID FRANKEL